Securities Act File No. 033-73248

Investment Company Act File No. 811-08228

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 122	x

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No. 123	x

THE TIMOTHY PLAN

(Exact Name of Registrant as Specified in Charter)

1055 MAITLAND CENTER COMMONS

MAITLAND, FL 32751

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 644-1986

ARTHUR D. ALLY,

1055 MAITLAND CENTER COMMONS

MAITLAND, FL 32751

(Name and Address of Agent for Service)

Copies to:

DAVID C. MAHAFFEY, ESQ.

Sullivan & Worchester LLP

1666 K Street, NW

Washington, DC 20006

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)
X	on May 1, 2024, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

EXCHANGE-TRADED FUNDS
PROSPECTUS
May 1, 2024
Ticker Symbol
US SMALL CAP CORE ETF	TPSC
US LARGE / MID CAP CORE ETF	TPLC
US LARGE / MID CAP CORE ENHANCED ETF	TPLE
HIGH DIVIDEND STOCK ETF	TPHD
HIGH DIVIDEND STOCK ENHANCED ETF	TPHE
INTERNATIONAL ETF	TPIF
MARKET NEUTRAL ETF	TPMN

Each listed and traded on: The New York Stock Exchange

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND’S SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Section 1 | Fund Summaries
US Small Cap Core ETF	4
US Large / Mid Cap Core ETF	10
US Large / Mid Cap Core Enhanced ETF	16
High Dividend Stock ETF	23
High Dividend Stock Enhanced ETF	29
International ETF	36
Market Neutral ETF	42
Section 2 | Additional Fund Information
Additional Information about the Funds	48
Additional Information about the International Fund	49
Additional Information about the Enhanced Funds	49
Additional Information about the Market Neutral Fund	49
Investments	49
Additional Fund Strategies	50
Principal Risk Factors	50
Additional Risk Factors	58
Section 3 | Organization and Management of the Funds
The Investment Advisor	59
The Managing General Partner	59
The Sub-Advisor	59
Portfolio Management	60
Share Price	60
Premium/Discount Information	61
How to Buy and Sell Shares	62
Share Trading Prices	62
Book Entry	62
Frequent Purchases and Redemptions of Fund Shares	62
Section 4 | Distributions and Taxes
Taxes on Distributions	64
Taxes on Exchange-Listed Share Sales	65
Taxes on Purchase and Redemption of Creation Units	65
Section 5 | Other Information
Continuous Offering	66
Portfolio Holdings Disclosure	66
Shareholder Communications	66
Disclaimers	66
Section 6 | Other Service Providers	68
Section 7 | Financial Highlights	69
Section 8 | Other Information	77

PROSPECTUS (ETFS) / 2

Section 1 | Fund Summary

The Timothy Plan believes it has a moral and ethical responsibility to invest in a biblically responsible manner. Accordingly, we strive to ensure the Timothy Plan ETFs do not invest in any company involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or unbiblical lifestyles. Securities issued by companies engaged in these prohibited activities are excluded from the ETFs’ portfolios. These securities are referred to throughout this Prospectus (the “Prospectus”) as “Excluded Securities.”. The Advisor and Sub-Advisor maintain a list of Excluded Securities to avoid purchasing the Excluded Securities in Timothy Plan ETFs’ portfolios.

Timothy Partners, Ltd. (“TPL”) is Investment Advisor to the Funds and is responsible for determining what companies are deemed Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but could be found offensive to fundamental, traditional Judeo- Christian values. The Advisor establishes the Biblically Responsible Investing parameters that are employed by the research service provider in the creation of the “excluded list of companies” that may not be placed into any Timothy Plan ETF portfolio. The research company may not alter, delete, or employ additional parameters without the prior knowledge and consent of the Advisor

In the event a company is subsequently discovered to be engaged in a prohibited practice, it will be liquidated as soon as reasonably practicable with respect to the Market Neutral ETF, and at the next re-balancing with respect to the remaining ETFs.

FUND SUMMARIES
PROSPECTUS (ETFS) / 3

FUND SUMMARY

May 1, 2024

US Small Cap Core ETF

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that track the performance of the Victory US Small Cap Volatility Weighted BRI Index before fees and expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

SHAREHOLDER FEES

(fees paid directly from your investment)

none

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

MANAGEMENT FEES	0.52%
Total Annual Operating Expenses	0.52%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based upon these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

FUND SUMMARIES
PROSPECTUS (ETFS) / 4

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets directly or indirectly in the securities included in the Victory US Small Cap Volatility Weighted BRI Index (the “Index” or the “Underlying Index”) , an unmanaged, volatility weighted index created by the Fund’s Sub-Advisor (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Advisor.

The Index Provider combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities, rather than traditional market-cap weighting. Such a methodology is sometimes referred to as “Smart Beta.” The Index follows a proprietary rules-based methodology developed by the Fund’s Sub-Advisor, to construct its constituent securities.

The Index universe begins with the stocks included in the Nasdaq Victory US Small Cap 500 Volatility Weighted Index, a volatility weighted index comprised of the 500 largest U.S. companies with the bottom 10% by market capitalization as represented by NASDAQ US Small Cap Index (NQUSS) with positive earnings over the last twelve months.

The Fund’s Advisor provides the Sub-Advisor with the list of Excluded Securities that do not satisfy the Advisor’s proprietary BRI filtering criteria. The Index Provider then removes the Excluded Securities from the Parent Index.

The Index is reconstituted every April and October (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. As of March 31, 2024, the Index had a market capitalization range from $ $358.4 million to $56.5 billion.

The Fund will not knowingly invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or non-biblical lifestyles. The Fund also reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but can be found offensive to basic, traditional Judeo-Christian values. In the event a company is subsequently discovered to be engaged in a prohibited practice, it will be liquidated at the next re-balancing.

The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all of the stocks in the Index. A replication strategy means that the Fund seeks to hold all of the securities included in its index, in approximately the percentages represented by the securities in the index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Small Company Risk. Small company stocks present above-average risks. This means that when stock prices decline overall, the Portfolio may decline more than a broad-based securities market index. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to be less liquid and fluctuate in value more than the stocks of larger, more established companies.

FUND SUMMARIES
PROSPECTUS (ETFS) / 5

Excluded Security Risk. Because the Index omits Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. BRI may not be successful. Because the Index is reconstituted only at prescribed times during the year, the Fund may temporarily hold securities that do not comply with the BRI filtering criteria if the application of the criteria or the nature of a company’s business changes in between these dates.

Index Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

Equity Securities Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Domestic and International factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Sub-Advisor. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Passive Investment Risk. The Fund is not actively managed, and the Sub-Advisor does not take defensive positions under any market conditions, including declining markets.

Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Exchange-Traded Fund (“ETF”) Structure Risk. The Fund is structured as an exchange-traded fund (“ETF”) and, as a result, is subject to special risks, including:

●

Not Individually Redeemable. The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.

●

Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary

FUND SUMMARIES
PROSPECTUS (ETFS) / 6

market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.

●

Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Authorized Participants Concentration Risk. A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Tax-Efficiency Risk. Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

Large Shareholder Risk. Certain large shareholders, including other funds advised by the Advisor, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

FUND SUMMARIES
PROSPECTUS (ETFS) / 7

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad based index and to the Underlying Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance data for the Fund may be available online at etf.timothyplan.com or by calling (800) 846-7526.

Year-by-year Annual Total Returns
(for calendar years ending on December 31)

BEST QUARTER	WorsT QUARTER
Dec-20	Mar-20
31.26%	-32.52%

Average Annual Total Returns
(for periods ending on December 31, 2023)

US SMALL CAP CORE ETF
	1 Year	3 Year	Inception*
Return before taxes	17.64%	9.69%	10.46%
Return after taxes on distributions (1)	17.32%	9.39%	10.15%
Return after taxes on distributions and sale of shares (1)	10.64%	7.51%	8.19%
Victory US Small Cap Volatility Weighted BRI Index (2) (reflects no deduction for fees, expenses or taxes)	18.36%	10.36%	11.13%
Russell 2000 Index(3) (reflects no deduction for fees, expenses or taxes)	16.93%	2.22%	7.28%

*	December 2, 2019
(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)

Victory US Small Cap Volatility Weighted BRI Index is an unmanaged, volatility weighted index created by the Fund’s Sub-Advisor. A volatility weighted index assigns percentage values to each security in the index based on the volatility of that security in the market. More volatile stocks have a lower weighting, and less volatile stocks are assigned a higher weighting. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(3)	The Russell 2000© Index is a market capitalization-weighted index that measures the performance of the 2000 smallest US stocks in the Russell 3000© Index, as measured by market capitalization.

FUND SUMMARIES
PROSPECTUS (ETFS) / 8

INVESTMENT ADVISOR

Timothy Partners, Ltd. has served as the Fund’s investment advisor since the Fund commenced operations on December 2, 2019.

SUB-ADVISOR

Victory Capital Management Inc. (“Victory Capital” or the “Sub-Advisor”) through its Victory Solutions team, has served as the Fund’s Sub-Advisor since the Fund commenced operations on December 2, 2019.

PORTFOLIO MANAGERS

Mannik Dhillon is President of Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations on December 2, 2019.

Free Foutz is the Portfolio Implementation Manager for Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations on December 2, 2019.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at their net asset value (NAV) only in large blocks (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on The New York Stock Exchange (the “Exchange”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at or less than (a discount) NAV.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

TAX INFORMATION

The Fund’s distributions generally are taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or another financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES
PROSPECTUS (ETFS) / 9

FUND SUMMARY

May 1, 2024

US Large / Mid Cap Core ETF

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that track the performance of the Victory US Large/Mid Cap Volatility Weighted BRI Index before fees and expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

SHAREHOLDER FEES

(fees paid directly from your investment)

none

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

MANAGEMENT FEES	0.52%
Total Annual Operating Expenses	0.52%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based upon these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

FUND SUMMARIES
PROSPECTUS (ETFS) / 10

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets directly or indirectly in the securities included in the Victory US Large Cap Volatility Weighted BRI Index (the “Index” or the “Underlying Index”), an unmanaged, volatility weighted index created by the Sub-Advisor (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Advisor.

The Index Provider combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities, rather than traditional market-cap weighting. Such a methodology is sometimes referred to as “Smart Beta.” The Index follows a proprietary rules-based methodology, developed by the Sub-Advisor, to construct its constituent securities.

The Index universe begins with the stocks included in the Nasdaq Victory US Large Cap 500 Volatility Weighted Index, a volatility weighted index comprised of the 500 largest U.S. companies by market capitalization with positive earnings over the last twelve months.

The Fund’s Advisor provides the Sub-Advisor with the list of Excluded Securities that do not satisfy the Advisor’s proprietary BRI filtering criteria. The Index Provider then removes the Excluded Securities from the Index.

The Index is reconstituted every April and October (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. As of March 31, 2024, the Index had a market capitalization range from $679.9 million to $2.2 trillion.

The Fund will not knowingly invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or non-biblical lifestyles. The Fund also reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but can be found offensive to basic, traditional Judeo-Christian values. In the event a company is subsequently discovered to be engaged in a prohibited practice, it will be liquidated at the next re-balancing.

The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all of the stocks in the Index, in approximately the percentages represented by the securities in the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Large-Capitalization Stock Risk. The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Mid-Capitalization Stock Risk. Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

FUND SUMMARIES
PROSPECTUS (ETFS) / 11

Excluded Security Risk. Because the Index omits Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. BRI may not be successful. Because the Index is reconstituted only at prescribed times during the year, the Fund may temporarily hold securities that do not comply with the BRI filtering criteria if the application of the criteria or the nature of a company’s business changes in between these dates.

Index Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

Equity Securities Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Domestic and International factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Passive Investment Risk. The Fund is not actively managed, and the Sub-Advisor does not take defensive positions under any market conditions, including declining markets.

Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Exchange-Traded Fund (“ETF”) Structure Risk. The Fund is structured as an exchange-traded fund (“ETF”) and, as a result is subject to special risks, including:

●

Not Individually Redeemable. The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.

●

Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.

FUND SUMMARIES
PROSPECTUS (ETFS) / 12

●

Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Authorized Participants Concentration Risk. A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Tax-Efficiency Risk. Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

Large Shareholder Risk. Certain large shareholders, including other funds advised by the Advisor, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad based index index and to the Underlying Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance data for the Fund may be available online at etf.timothyplan.com or by calling (800) 846-7526.

FUND SUMMARIES
PROSPECTUS (ETFS) / 13

Year-by-year Annual Total Returns
(for calendar years ending on December 31)

BEST QUARTER	WorsT QUARTER
Jun-20	Mar-20
20.54%	-24.00%

Average Annual Total Returns
(for periods ending on December 31, 2023)

US LARGE / MID CAP CORE ETF
	1 Year	3 Year	Inception*
Return before taxes	15.30%	8.28%	10.39%
Return after taxes on distributions (1)	15.04%	8.05%	10.15%
Return after taxes on distributions and sale of shares (1)	9.22%	6.40%	8.19%
Victory US Large/Mid Cap Volatility Weighted BRI Index (2) (reflects no deduction for fees, expenses or taxes)	15.93%	8.89%	10.98%
S&P 500 Index (3) (reflects no deduction for fees, expenses or taxes)	26.29%	10.00%	12.77%

*	April 29, 2019
(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)

Victory US Large/Mid Cap Volatility Weighted BRI Index is an unmanaged, volatility weighted index created by the Fund’s Sub-Advisor. A volatility weighted index assigns percentage values to each security in the index based on the volatility of that security in the market. More volatile stocks have a lower weighting, and less volatile stocks are assigned a higher weighting. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(3)

The Standard & Poors 500 (“S&P 500”) Index is market capitalization-weighted index tracking the performance of the 500 largest companies listed on stock exchanges in the United States as measured by market capitalization.

INVESTMENT ADVISOR

Timothy Partners, Ltd. has served as the Fund’s investment advisor since the Fund commenced operations on April 29, 2019.

SUB-ADVISOR

Victory Capital Management Inc. (“Victory Capital” or the “Sub-Advisor”) through its Victory Solutions team, has served as the Fund’s Sub-Advisor since the Fund commenced operations on April 29, 2019.

FUND SUMMARIES
PROSPECTUS (ETFS) / 14

PORTFOLIO MANAGERS

Mannik Dhillon is President of Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations on April 29, 2019.

Free Foutz is the Portfolio Implementation Manager for Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations on April 29, 2019.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at their net asset value (NAV) only in large blocks (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on The New York Stock Exchange (the “Exchange”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at or less than (a discount) NAV.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

TAX INFORMATION

The Fund’s distributions generally are taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or another financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES
PROSPECTUS (ETFS) / 15

FUND SUMMARY

May 1, 2024

US Large / Mid Cap Core Enhanced ETF

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that track the performance of Victory US Large/Mid Cap Long/Cash Volatility Weighted BRI Index before fees and expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

SHAREHOLDER FEES

(fees paid directly from your investment)

none

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

MANAGEMENT FEES	0.52%
Acquired Fund Fees and Expenses	0.04%
Total Annual Operating Expenses(1)	0.56%

(1)	Total Annual Operating Expenses don’t agree to the Financial highlights due to acquired fund fees and expenses.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based upon these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$178	$311	$697

FUND SUMMARIES
PROSPECTUS (ETFS) / 16

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 302% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets directly or indirectly in the securities included in the Victory US Large/Mid Cap Long/Cash Volatility Weighted BRI Index (the “Index” or the “Underlying Index”), an unmanaged, volatility weighted index created by the Sub-Advisor (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Advisor.

The Index Provider combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities.

In accordance with a rules-based formula, the Index tactically reduces its exposure to the equity markets during periods of significant market decline and reallocates to stocks when market prices have either further declined or rebounded. The term
“Long/Cash” in the Fund’s name refers to a feature of the Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through defensive positioning, as described below.

The Index utilizes the following rules-based methodology to construct its constituent securities:

●	The Index universe begins with all publicly traded U.S. stocks and then screens for all companies with positive earnings across the last twelve months.

●	The Index identifies the 500 largest U.S. stocks by market capitalization measured at the time the Index’s constituent securities are determined.

●

The 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.

●

The Fund’s Advisor provides the Sub-Advisor with the list of Excluded Securities that do not satisfy the Advisor’s proprietary BRI filtering criteria. The Index Provider then removes the Excluded Securities from the Index.

The Index is reconstituted every April and October (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. As of March 31, 2024, the Index had a market capitalization range from $679.9 million to $2.2 trillion.

The Index follows a mathematical index construction process designed to limit risk during periods of significant (non-normal) market decline by reducing its exposure to the equity market by allocating a portion of the Index to cash or cash equivalents. The market decline is measured at month-end by reference to the Victory US Large Cap/Mid Cap Volatility Weighted BRI Index (“Reference Index”), which is composed of similar securities as the Index but without any allocation to cash or cash equivalents.

A “significant market decline” means a decline of 10% or more from the Reference Index’s all-time daily high closing value compared to its most recent month-end closing value, during which, the Index’s exposure to the equity market may be as low as 25% depending on the magnitude and duration of such decline.

During a period of significant market decline that is 10% or more but less than 20% (the “initial trigger point”), the Index will allocate 75% of the stocks included in the Index to cash or cash equivalents, with the remaining 25% consisting of stocks included in the Reference Index.

The Index will reallocate all or a portion of its cash or cash equivalents to stocks when the Reference Index reaches certain additional trigger points, measured at a subsequent month-end, as follows:

●	The Index will return to being 100% allocated to stocks if the subsequent month-end closing value of the stocks in the Reference Index returns to a level that is less than the initial trigger point.

FUND SUMMARIES
PROSPECTUS (ETFS) / 17

●

If the Reference Index declines by 20% or more but less than 30% from its all-time daily high closing value as measured at a subsequent month-end, the Index will reallocate an additional 25% to the stocks in the Reference Index at their current securities weightings and the Index will then be 50% allocated to stocks included in the Reference Index.

●

If the Reference Index declines by 30% or more but less than 40% from its all-time daily high closing value as measured at a subsequent month-end, the Index will reallocate another 25% to the stocks of the Reference Index at their current securities weighting and the Index will then be 75% allocated to stocks included in the Reference Index.

●

If the Reference Index declines by 40% or more from its all-time daily high closing value as measured at a subsequent month-end, the Index will reallocate the remaining 25% to the stocks in the Reference Index at their current securities weighting. At this point, the Index will be 100% allocated to stocks included in the Reference Index.

The Index will make any prescribed allocations to cash in accordance with the mathematical formula only at month end. In the event that it does, the Fund will experience higher portfolio turnover and incur additional transaction costs.

During any periods of significant market decline, when the Index’s exposure to the market is less than 100%, the Fund will invest the cash portion dictated by the Index in 30-day U.S. Treasury bills or in money market mutual funds that primarily invest in short-term U.S. Treasury obligations.

While the Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index, at times the Fund may pursue its investment objective by investing in the Index securities indirectly by investing all or a portion of its assets in another investment company advised by the Advisor, including an exchange-traded fund (“ETF”), that seeks to track the Index or the Reference Index.

The Fund will not knowingly invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or non-biblical lifestyles. The Fund also reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but can be found offensive to basic, traditional Judeo-Christian values. In the event a company is subsequently discovered to be engaged in a prohibited practice, it will be liquidated at the next re-balancing.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Large-Capitalization Stock Risk. The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Mid-Capitalization Stock Risk. Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Excluded Security Risk. Because the Index omits Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. BRI may not be successful. Because the Index is reconstituted only at prescribed times during the year, the Fund may temporarily hold securities that do not comply with the BRI filtering criteria if the application of the criteria or the nature of a company’s business changes in between these dates.

Index Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of

FUND SUMMARIES
PROSPECTUS (ETFS) / 18

time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

Equity Securities Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Domestic and International factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Portfolio Turnover Risk. Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

Investment Company Risk. An investment company or similar vehicle (including an ETF) in which the Fund invests may not achieve its investment objective. Underlying investment vehicles are subject to investment Advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Index/Defensive Positioning Risk. Because the Index’s allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Fund, will not react to changes in market conditions that occur between reallocations, or will react to a short-term market swing that occurs at month end. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash. There is no guarantee that the Index’s prescribed defensive strategy, if employed, will be successful in minimizing downside market risk.

Passive Investment Risk. The Fund is not actively managed, and the Sub-Advisor does not take defensive positions under any market conditions, including declining markets.

Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Exchange-Traded Fund (“ETF”) Structure Risk. The Fund is structured as an exchange-traded fund (“ETF”) and, as a result, is subject to special risks, including:

●

Not Individually Redeemable. The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.

●

Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be

FUND SUMMARIES
PROSPECTUS (ETFS) / 19

unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.

●

Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Authorized Participants Concentration Risk. A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Tax-Efficiency Risk. Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

Large Shareholder Risk. Certain large shareholders, including other funds advised by the Advisor, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad based index index and to the Underlying Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance data for the Fund may be available online at etf.timothyplan.com or by calling (800) 846-7526.

FUND SUMMARIES
PROSPECTUS (ETFS) / 20

Year-by-year Annual Total Returns
(for calendar years ending on December 31)

BEST QUARTER	WorsT QUARTER
Dec-23	Jun-22
4.10%	-7.84%

Average Annual Total Returns
(for periods ending on December 31, 2023)

US LARGE / MID CAP CORE ENHANCED ETF
	1 Year	Inception*
Return before taxes	-2.40%	-2.46%
Return after taxes on distributions (1)	-2.82%	-2.80%
Return after taxes on distributions and sale of shares (1)	-1.22%	-1.91%
Victory US Large/Mid Cap Volatility Weighted BRI Index (2) (reflects no deduction for fees, expenses or taxes)	-2.73%	-2.53%
S&P 500 Index (3) (reflects no deduction for fees, expenses or taxes)	26.29%	5.05%

*	July 28, 2021
(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)

Victory US Large/Mid Cap Volatility Weighted BRI Index is an unmanaged, volatility weighted index created by the Fund’s Sub-Advisor. A volatility weighted index assigns percentage values to each security in the index based on the volatility of that security in the market. More volatile stocks have a lower weighting, and less volatile stocks are assigned a higher weighting. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(3)

The Standard & Poors 500 (“S&P 500”) Index is market capitalization-weighted index tracking the performance of the 500 largest companies listed on stock exchanges in the United States as measured by market capitalization.

INVESTMENT ADVISOR

Timothy Partners, Ltd. has served as the Fund’s investment advisor since the Fund commenced operations on July 28, 2021.

SUB-ADVISOR

Victory Capital Management Inc. (“Victory Capital” or the “Sub-Advisor”) through its Victory Solutions team, has served as the Fund’s Sub-Advisor since the Fund commenced operations on July 28, 2021.

FUND SUMMARIES
PROSPECTUS (ETFS) / 21

PORTFOLIO MANAGERS

Mannik Dhillon is President of Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations on July 28, 2021.

Free Foutz is the Portfolio Implementation Manager for Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations on July 28, 2021.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at their net asset value (NAV) only in large blocks (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on The New York Stock Exchange (the “Exchange”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at or less than (a discount) NAV.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

TAX INFORMATION

The Fund’s distributions generally are taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or another financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES
PROSPECTUS (ETFS) / 22

FUND SUMMARY

May 1, 2024

High Dividend Stock ETF

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that track the performance of the Victory US Large Cap High Dividend Volatility Weighted BRI Index before fees and expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

SHAREHOLDER FEES

(fees paid directly from your investment)

none

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

MANAGEMENT FEES	0.52%
Total Annual Operating Expenses	0.52%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based upon these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

FUND SUMMARIES
PROSPECTUS (ETFS) / 23

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets directly or indirectly in the securities included in the Victory US Large Cap High Dividend Volatility Weighted BRI Index (the “Index” or the “Underlying Index”), an unmanaged, volatility weighted index created by the Sub-Advisor (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Advisor.

The Index Provider combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities, rather than traditional market-cap weighting. Such a methodology is sometimes referred to as “Smart Beta.” The Index follows a proprietary rules-based methodology, developed by the Fund’s Sub-Advisor, to construct its constituent securities.

The Index is comprised of the largest 100 dividend yielding stocks among the largest U.S. companies by market capitalization from the Victory US Large/Mid Cap Volatility Weighted BRI Index (“Parent Index”). The Parent Index universe begins with the stocks included in the Nasdaq Victory US Large Cap 500 Volatility Weighted Index, a volatility weighted index comprised of the 500 largest U.S. companies by market capitalization with positive earnings over the last twelve months.

The Fund’s Advisor provides the Sub-Advisor with the list of Excluded Securities that do not satisfy the Advisor’s proprietary BRI filtering criteria. The Index Provider then removes the Excluded Securities from the Index.

The 100 highest dividend yielding stocks become the stocks included in the Index and are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.

The Index is reconstituted every April and October (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. As of March 31, 2024, the Index had a market capitalization range from $679.9 million to $613.7 billion.

The Fund will not knowingly invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or non-biblical lifestyles. The Fund also reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but can be found offensive to basic, traditional Judeo-Christian values. In the event a company is subsequently discovered to be engaged in a prohibited practice, it will be liquidated at the next re-balancing.

The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all of the stocks in the Index, in approximately the percentages represented by the securities in the index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Large-Capitalization Stock Risk. The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

FUND SUMMARIES
PROSPECTUS (ETFS) / 24

Mid-Capitalization Stock Risk. Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Excluded Security Risk. Because the Index omits Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. BRI may not be successful. Because the Index is reconstituted only at prescribed times during the year, the Fund may temporarily hold securities that do not comply with the BRI filtering criteria if the application of the criteria or the nature of a company’s business changes in between these dates.

Index Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

Equity Securities Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Domestic and International factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Investment Strategy Risk. The Fund’s dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market. In addition, the Index may not successfully identify companies that meet its objectives.

Passive Investment Risk. The Fund is not actively managed, and the Sub-Advisor does not take defensive positions under any market conditions, including declining markets.

Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Exchange-Traded Fund (“ETF”) Structure Risk. The Fund is structured as an exchange-traded fund (“ETF”) and, as a result, is subject to special risks, including:

●

Not Individually Redeemable. The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.

●

Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an

FUND SUMMARIES
PROSPECTUS (ETFS) / 25

active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.

●

Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Authorized Participants Concentration Risk. A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Tax-Efficiency Risk. Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

Large Shareholder Risk. Certain large shareholders, including other funds advised by the Advisor, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad based index index and to the Underlying Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance data for the Fund may be available online at etf.timothyplan.com or by calling (800) 846-7526.

FUND SUMMARIES
PROSPECTUS (ETFS) / 26

Year-by-year Annual Total Returns
(for calendar years ending on December 31)

BEST QUARTER	WorsT QUARTER
Jun-20	Mar-20
16.02%	-28.98%

Average Annual Total Returns
(for periods ending on December 31, 2023)

HIGH DIVIDEND STOCK ETF
	1 Year	3 Year	Inception*
Return before taxes	9.03%	11.08%	8.70%
Return after taxes on distributions (1)	8.43%	10.49%	8.08%
Return after taxes on distributions and sale of shares (1)	5.72%	8.59%	6.75%
Victory US Large Cap High Dividend Volatility Weighted BRI Index (2) (reflects no deduction for fees, expenses or taxes)	9.56%	11.70%	9.27%
Russell 1000 Value Index (3) (reflects no deduction for fees, expenses or taxes)	11.46%	8.86%	8.36%

*	April 29, 2019
(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)

Victory US Large Cap High Dividend Volatility Weighted BRI Index is an unmanaged, volatility weighted index created by the Fund’s
Sub-Advisor. A volatility weighted index assigns percentage values to each security in the index based on the volatility of that security in the market. More volatile stocks have a lower weighting, and less volatile stocks are assigned a higher weighting. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(3)

The Russell 1000© Value Index is a is a market-capitalization-weighted index that measures the performance of Russell1000® Index companies (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

INVESTMENT ADVISOR

Timothy Partners, Ltd. has served as the Fund’s investment advisor since the Fund commenced operations on April 29, 2019.

SUB-ADVISOR

Victory Capital Management Inc. (“Victory Capital” or the “Sub-Advisor”) through its Victory Solutions team, has served as the Fund’s Sub-Advisor since the Fund commenced operations on April 29, 2019.

FUND SUMMARIES
PROSPECTUS (ETFS) / 27

PORTFOLIO MANAGERS

Mannik Dhillon is President of Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations on April 29, 2019.

Free Foutz is the Portfolio Implementation Manager for Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations on April 29, 2019.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at their net asset value (NAV) only in large blocks (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on The New York Stock Exchange (the “Exchange”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at or less than (a discount) NAV.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

TAX INFORMATION

The Fund’s distributions generally are taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or another financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES
PROSPECTUS (ETFS) / 28

FUND SUMMARY

May 1, 2024

High Dividend Stock Enhanced ETF

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that track the performance of the Victory US Large Cap High Dividend Long/Cash Volatility Weighted BRI Index (the “Index”) before fees and expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

SHAREHOLDER FEES

(fees paid directly from your investment)

none

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

MANAGEMENT FEES	0.52%
Acquired Fund Fees and Expenses	0.03%
Total Annual Operating Expenses(1)	0.55%

(1)	Total Annual Operating Expenses don’t agree to the Financial highlights due to acquired fund fees and expenses.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based upon these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$175	$305	$684

FUND SUMMARIES
PROSPECTUS (ETFS) / 29

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 209% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets directly or indirectly in the securities included in the Victory US Large Cap High Dividend Long/Cash Volatility Weighted BRI Index (the “Index” or the “Underlying Index”), an unmanaged, volatility weighted index created by the Sub-Advisor (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Advisor.

The Index Provider combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. In accordance with a rules-based mathematical formula, the Index tactically reduces its exposure to the equity markets during periods of significant market decline and reallocates to stocks when market prices have further declined or rebounded. The term “Long/Cash” in the Fund’s name refers to a feature of the Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through defensive positioning, as described below.

The Index is comprised of the highest 100 dividend yielding stocks included in the Victory US Large/Mid Cap Volatility Weighted BRI Index (“Parent Index”). The Parent Index universe begins with the stocks included in the Nasdaq Victory US Large Cap 500 Volatility Weighted Index, a volatility weighted index comprised of the 500 largest U.S. companies by market capitalization with positive earnings across the last twelve months.

The Fund’s Advisor provides the Sub-Advisor with the list of Excluded Securities that do not satisfy the Advisor’s proprietary BRI filtering criteria. The Index Provider then removes the Excluded Securities from the Parent Index.

The 100 highest dividend yielding stocks included in the Index are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.

The Fund will not knowingly invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or non-biblical lifestyles. The Fund also reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but can be found offensive to basic, traditional Judeo-Christian values. In the event a company is subsequently discovered to be engaged in a prohibited practice, it will be liquidated at the next re-balancing.

The Index is reconstituted every April and October (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. As of March 31, 2024, the Index had a market capitalization range from $679.9 million to $613.7 billion.

The Index utilizes the following index construction process designed to limit risk during periods of significant
(non-normal) market decline by reducing its exposure to the equity market by allocating a portion of the Index to cash or cash equivalents. Market decline is measured at month-end by reference to the Victory US Large Cap High Dividend Volatility Weighted BRI Index (“Reference Index”), which is composed of similar securities as the Index but without any allocation to cash or cash equivalents.

A “significant market decline” means a decline of 8% or more from the Reference Index’s all-time daily high closing value compared to its most recent month-end closing value, during which, the Index’s exposure to the equity market may be as low as 25% depending on the magnitude and duration of such decline.

During a period of significant market decline that is 8% or more but less than 16% (the “initial trigger point”), the Index will allocate 75% of the stocks included in the Index to cash or cash equivalents, with the remaining 25% consisting of stocks included in the Reference Index.

FUND SUMMARIES
PROSPECTUS (ETFS) / 30

The Index will reallocate all or a portion of its cash or cash equivalents to stocks when the Reference Index reaches certain additional trigger points, measured at a subsequent month-end, as follows:

●	The Index will return to being 100% allocated to stocks if the subsequent month-end closing value of the stocks in the Reference Index returns to a level that is less than the initial trigger point.

●

If the Reference Index declines by 16% or more but less than 24% from its all-time daily high closing value as measured at a subsequent month-end, the Index will reallocate an additional 25% to the stocks in the Reference Index at their current securities weightings and the Index will then be 50% allocated to stocks included in the Reference Index.

●

If the Reference Index declines by 24% or more but less than 32% from its all-time daily high closing value as measured at a subsequent month-end, the Index will reallocate another 25% to the stocks of the Reference Index at their current securities weighting and the Index will then be 75% allocated to stocks included in the Reference Index.

●

If the Reference Index declines by 32% or more from its all-time daily high closing value as measured at a subsequent month-end, the Index will reallocate the remaining 25% to the stocks in the Reference Index at their current securities weighting. At this point, the Index will be 100% allocated to stocks included in the Reference Index.

The Index will make any prescribed allocations to cash in accordance with the mathematical formula only at month end. In the event that it does, the Fund will experience higher portfolio turnover and incur additional transaction costs.

During any periods of significant market decline, when the Index’s exposure to the market is less than 100%, the Fund will invest the cash portion dictated by the Index in 30-day U.S. Treasury bills or in money market mutual funds that primarily invest in short-term U.S. Treasury obligations.

While the Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index, at times the Fund may pursue its investment objective by investing in the Index securities indirectly by investing all or a portion of its assets in another investment company advised by the Advisor, including an exchange-traded fund (“ETF”), that seeks to track the Index or the Reference Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Large-Capitalization Stock Risk. The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Mid-Capitalization Stock Risk. Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Excluded Security Risk. Because the Index omits Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. BRI may not be successful. Because the Index is reconstituted only at prescribed times during the year, the Fund may temporarily hold securities that do not comply with the BRI filtering criteria if the application of the criteria or the nature of a company’s business changes in between these dates.

Index Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of

FUND SUMMARIES
PROSPECTUS (ETFS) / 31

time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

Equity Securities Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Domestic and International factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Investment Strategy Risk. The Fund’s dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market. In addition, the Index may not successfully identify companies that meet its objectives.

Index/Defensive Positioning Risk. Because the Index’s allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Fund, will not react to changes in market conditions that occur between reallocations or will react to a short-term market swing that occurs at month end. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash. There is no guarantee that the Index’s prescribed defensive strategy, if employed, will be successful in minimizing downside market risk.

Passive Investment Risk. The Fund is not actively managed, and the Sub-Advisor does not take defensive positions under any market conditions, including declining markets.

Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Investment Company Risk. An investment company or similar vehicle (including an ETF) in which the Fund invests may not achieve its investment objective. Underlying investment vehicles are subject to investment Advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Portfolio Turnover Risk. Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

Exchange-Traded Fund (“ETF”) Structure Risk. The Fund is structured as an exchange-traded fund (“ETF”) and, as a result, is subject to special risks, including:

●

Not Individually Redeemable. The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.

●	Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the

FUND SUMMARIES
PROSPECTUS (ETFS) / 32

view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.

●

Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Authorized Participants Concentration Risk. A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Tax-Efficiency Risk. Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

Large Shareholder Risk. Certain large shareholders, including other funds advised by the Advisor, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad based index index and to the Underlying Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance data for the Fund may be available online at etf.timothyplan.com or by calling (800) 846-7526.

FUND SUMMARIES
PROSPECTUS (ETFS) / 33

Year-by-year Annual Total Returns
(for calendar years ending on December 31)

BEST QUARTER	WorsT QUARTER
Dec-22	Jun-22
5.80%	-9.26%

Average Annual Total Returns
(for periods ending on December 31, 2023)

HIGH DIVIDEND STOCK ENHANCED ETF
	1 Year	Inception*
Return before taxes	-1.17%	-1.62%
Return after taxes on distributions (1)	-1.74%	-2.20%
Return after taxes on distributions and sale of shares (1)	-0.26%	-1.21%
Victory US Large Cap High Dividend Volatility Weighted BRI Index (2) (reflects no deduction for fees, expenses or taxes)	-1.26%	-1.46%
Russell 1000 Value Index (3) (reflects no deduction for fees, expenses or taxes)	11.46%	3.87%

*	July 28, 2021
(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)

Victory US Large Cap High Dividend Volatility Weighted BRI Index is an unmanaged, volatility weighted index created by the Fund’s Sub-Advisor. A volatility weighted index assigns percentage values to each security in the index based on the volatility of that security in the market. More volatile stocks have a lower weighting, and less volatile stocks are assigned a higher weighting. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(3)

The Russell 1000© Value Index is a is a market-capitalization-weighted index that measures the performance of Russell1000® Index companies (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

INVESTMENT ADVISOR

Timothy Partners, Ltd. has served as the Fund’s investment advisor since the Fund commenced operations on July 28, 2021.

SUB-ADVISOR

Victory Capital Management Inc. (“Victory Capital” or the “Sub-Advisor”) through its Victory Solutions team, has served as the Fund’s Sub-Advisor since the Fund commenced operations on July 28, 2021.

FUND SUMMARIES
PROSPECTUS (ETFS) / 34

PORTFOLIO MANAGERS

Mannik Dhillon is President of Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations on July 28, 2021.

Free Foutz is the Portfolio Implementation Manager for Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations on July 28, 2021.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at their net asset value (NAV) only in large blocks (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on The New York Stock Exchange (the “Exchange”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at or less than (a discount) NAV.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

TAX INFORMATION

The Fund’s distributions generally are taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or another financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES
PROSPECTUS (ETFS) / 35

FUND SUMMARY

May 1, 2024

International ETF

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that track the performance of the Victory International Volatility Weighted BRI Index before fees and expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

SHAREHOLDER FEES

(fees paid directly from your investment)

none

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

MANAGEMENT FEES	0.62%
Total Annual Operating Expenses	0.62%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based upon these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

FUND SUMMARIES
PROSPECTUS (ETFS) / 36

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets directly or indirectly in the securities included in the Victory International Volatility Weighted BRI Index (the “Index” or the “Underlying Index”), an unmanaged, volatility weighted index created by the Sub-Advisor (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Advisor.

The Index Provider combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities, rather than traditional market cap weighting. Such methodology is sometimes referred to as “Smart Beta.” The Index follows a proprietary rules-based methodology, developed by the Sub-Advisor, to construct its constituent securities:

●

The Index universe begins with the stocks included in the Nasdaq Victory International Volatility Weighted Index, a volatility weighted index comprised of the 500 largest publicly traded foreign companies by market capitalization with positive earnings over the last twelve months.

●

The Fund’s Advisor provides the Sub-Advisor with the list of Excluded Securities that do not satisfy the Advisor’s proprietary BRI filtering criteria. The Index Provider then removes the Excluded Securities from the Index.

The Index considers foreign companies to be those that are organized or domiciled in a developed country (excluding the U.S. and emerging markets) and whose stock principally trades on a foreign exchange. Representative developed markets include Canada, France, Germany, Great Britain, Japan, Hong Kong and Australia.

The Index is reconstituted every April and October (based on information as of the prior month-end) and is adjusted to limit exposure to any particular country to 20% and any particular sector to 25%. As of March 31, 2024, the Index had a market capitalization range from $2.8 billion to $365.4 billion (in USD).

The Fund seeks to track the returns of the Index before fees and expenses by employing, under normal circumstances, a “sampling” process to invest in a representative sample of stocks included in the Index. The Fund’s portfolio managers select these stocks using a statistical optimization process designed to produce investment characteristics that closely approximate those of the Index.

The Fund will not knowingly invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or non-biblical lifestyles. The Fund also reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but can be found offensive to basic, traditional Judeo-Christian values. In the event a company is subsequently discovered to be engaged in a prohibited practice, it will be liquidated at the next re-balancing.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Foreign Securities Risk. Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

FUND SUMMARIES
PROSPECTUS (ETFS) / 37

Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Excluded Security Risk. Because the Index omits Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. BRI may not be successful. Because the Index is reconstituted only at prescribed times during the year, the Fund may temporarily hold securities that do not comply with the BRI filtering criteria if the application of the criteria or the nature of a company’s business changes in between these dates.

Index Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

Equity Securities Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Domestic and International factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Passive Investment Risk. The Fund is not actively managed, and the Sub-Advisor does not take defensive positions under any market conditions, including declining markets.

Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in it holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Exchange-Traded Fund (“ETF”) Structure Risk. The Fund is structured as an exchange-traded fund (“ETF”) and, as a result, is subject to special risks, including:

●

Not Individually Redeemable. The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs

FUND SUMMARIES
PROSPECTUS (ETFS) / 38

purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.

●

Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.

●

Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

International Closed Market Trading Risk. Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.

●

Authorized Participants Concentration Risk. A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Tax-Efficiency Risk. Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

Large Shareholder Risk. Certain large shareholders, including other funds advised by the Advisor, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

FUND SUMMARIES
PROSPECTUS (ETFS) / 39

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad based index index and to the Underlying Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance data for the Fund may be available online at etf.timothyplan.com or by calling (800) 846-7526.

Year-by-year Annual Total Returns
(for calendar years ending on December 31)

BEST QUARTER	WorsT QUARTER
Dec-22	Mar-20
15.31%	-22.78%

Average Annual Total Returns
(for periods ending on December 31, 2023)

INTERNATIONAL ETF
	1 Year	3 Year	Inception*
Return before taxes	16.41%	1.83%	4.01%
Return after taxes on distributions (1)	16.11%	-1.57%	3.71%
Return after taxes on distributions and sale of shares (1)	10.54%	1.71%	3.33%
Victory International Volatility Weighted BRI Index (2) (reflects no deduction for fees, expenses or taxes)	17.65%	2.41%	4.68%
Russell 1000 Value Index (3) (reflects no deduction for fees, expenses or taxes)	11.46%	8.86%	8.04%

*	December 2, 2019
(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)

Victory International Volatility Weighted BRI Index is an unmanaged, volatility weighted index created by the Fund’s Sub-Advisor. A volatility weighted index assigns percentage values to each security in the index based on the volatility of that security in the market. More volatile stocks have a lower weighting, and less volatile stocks are assigned a higher weighting. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(3)

MSCI EAFE Index (“Industry Benchmark”) is a free float-adjusted, market capitalization-weighted index that measures the performance of stocks in the developed markets, excluding the United States and Canada.

FUND SUMMARIES
PROSPECTUS (ETFS) / 40

INVESTMENT ADVISOR

Timothy Partners, Ltd. has served as the Fund’s investment advisor since the Fund commenced operations on December 2, 2019.

SUB-ADVISOR

Victory Capital Management Inc. (“Victory Capital” or the “Sub-Advisor”) through its Victory Solutions team, has served as the Fund’s Sub-Advisor since the Fund commenced operations on December 2, 2019.

PORTFOLIO MANAGERS

Mannik Dhillon is President of Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations on December 2, 2019.

Free Foutz is the Portfolio Implementation Manager for Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations on December 2, 2019.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at their net asset value (NAV) only in large blocks (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on The New York Stock Exchange (the “Exchange”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at or less than (a discount) NAV.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

TAX INFORMATION

The Fund’s distributions generally are taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or another financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES
PROSPECTUS (ETFS) / 41

FUND SUMMARY

May 1, 2024

Market Neutral ETF

INVESTMENT OBJECTIVE

The Fund investment objective is high current income and low correlation to stocks and bonds. Low correlation means limiting exposure to stock market risk.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

SHAREHOLDER FEES

(fees paid directly from your investment)

none

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

MANAGEMENT FEES	0.65%
Total Annual Operating Expenses	0.65%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based upon these assumptions, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$208	$362	$810

FUND SUMMARIES
PROSPECTUS (ETFS) / 42

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by implementing a proprietary, “market neutral” investment strategy designed to seek income from its investments while maintaining a low correlation to the foreign and domestic equity and bond markets. The Fund will be actively managed, meaning that the Sub-Advisor may make changes to the Fund’s portfolio at any time.

A Market Neutral strategy seeks to generate returns that are independent and uncorrelated to the market action of equity and fixed income markets. It accomplishes this by seeking to minimize or eliminate beta (the portfolio’s volatility in relation to movements in the market). The Timothy Plan Market Neutral ETF seeks to neutralize the equity market exposure (beta) from its long positions in dividend paying stocks as closely/completely as practicable using offsetting long and short positions in broad equity index futures. The primary component of residual return (i.e., the return after attempting to neutralize stock performance) is designed to be the income derived from those dividend paying stocks.

While generally the Fund’s investments will be broadly invested over a number of sectors, it is possible that the Fund’s investment strategy may result in an emphasis on certain sectors or sub-sectors of the market at any given time.

The Fund seeks both high income and low correlation to stocks and bonds. Inherent in the low correlation to stocks, the Fund seeks to minimize the volatility associated with investing in stocks.

The Fund uses a multi-strategy approach. First, it seeks income from long positions in foreign and domestic dividend producing equity securities of any market capitalization size that satisfy the Advisor’s proprietary BRI filtering criteria. Second, the Fund seeks to offset market risk by selling short high-correlating equity index futures contracts*, such as the S&P 500® Index, or Russell 2000®, or exchange-traded funds (“ETFs”) that track such indexes.

The Fund may own foreign currency denominated equities which trade on foreign exchanges. The Fund may also own depository receipts (i.e., ADRs, GDRs). In order to facilitate and by way of investment in these securities, the Fund may own foreign currency as well.

The Fund seeks to offset the remaining market risk by investing in long futures positions in the Nasdaq-100 Index and short futures positions in the S&P 500® Index, or use similar strategies the Sub-Advisor deems appropriate and necessary under current market conditions.

As an alternative to investing directly in equity securities, the Fund can invest in them indirectly by investing in one or more investment companies (including ETFs) advised by the Sub-Advisor that are designed to track the Victory High Dividend Volatility Weighted BRI Index. The Victory US High Dividend Volatility Weighted BRI Index (the “Index”), is an unmanaged, volatility weighted index created by the Sub-Advisor (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Advisor.

The Index Provider combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities, rather than traditional market-cap weighting. Such a methodology is sometimes referred to as “Smart Beta.” The Index follows a proprietary rules-based methodology, developed by the Fund’s Sub-Advisor, to construct its constituent securities.

The Fund will not knowingly invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or

*

Futures contracts are based on the value of the index to which they relate and do not invest in the individual securities that make up the particular index. Even though index futures don’t actually buy securities, the index upon which they are based includes and tracks Excluded Securities.

FUND SUMMARIES
PROSPECTUS (ETFS) / 43

non-biblical lifestyles. In the event a company is subsequently discovered to be engaged in a prohibited practice, it will be liquidated at the next re-balancing. In the event a company is subsequently discovered to be engaged in a prohibited practice, it will be liquidated as soon as reasonably practical.

The Fund will not invest in non-affiliated investment company shares.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Smaller-Capitalization Stock Risk. Small- and mid-capitalization companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Large-Capitalization Stock Risk. The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Foreign Securities Risk. Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

BRI Excluded Securities Risk. Because the Fund may not invest in BRI filtered Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. BRI screening may not assist the Fund to achieve its investment objectives.

Price Risk. ETF market prices may deviate from the BRI Excluded Security Risk. Because the Fund may not invest in BRI filtered Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. BRI screening may not assist the Fund to achieve its investment objectives.

Active Market Risk. An active trading market for the Fund’s shares may not develop or be maintained. In times of market stress, market makers and/or Authorized Participants may step away from their roles, which may result in wider bid/ask spreads and variances between the market price of the Fund’s shares and the underlying value of those shares.

Liquidity Risk. In stressed market conditions, the market for the Fund’s shares may become less liquid.

Equity Securities Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

FUND SUMMARIES
PROSPECTUS (ETFS) / 44

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Domestic and International factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Investment Style Risk. Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other funds that invest more broadly or that have different investment styles.

Derivatives Risk. Derivative instruments and strategies, including futures and selling securities short, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

●

Futures Contracts Risk. The Fund’s use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

●

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

●

Leverage Risk. Using futures contracts to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Investment Company Risk. An investment company or similar vehicle (including an ETF) in which the Fund invests may not achieve its investment objective. Underlying investment vehicles are subject to investment Advisory and other expenses, which will be indirectly paid by the Fund. A lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Management Risk. The portfolio manager may not execute the Fund’s principal investment strategy effectively. Please see “The Sub-Advisor” section of the prospectus for a discussion of the Sub-Advisor’s experience in managing funds.

Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

Exchange-Traded Fund (“ETF”) Structure Risk. The Fund is structured as an exchange-traded fund (“ETF”) and, as a result, is subject to special risks, including:

●

Not Individually Redeemable. The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.

●

Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.

●

Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary

FUND SUMMARIES
PROSPECTUS (ETFS) / 45

significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

International Closed Market Trading Risk. Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges

●

Authorized Participants Concentration Risk. A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Tax-Efficiency Risk. Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

Large Shareholder Risk. Certain large shareholders, including other funds advised by the Advisor, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

PAST PERFORMANCE

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus (the Fund commenced trading on January 24, 2024). When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Performance data for the Fund may be available online at etf.timothyplan.com or by calling (800) 846-7526.

INVESTMENT ADVISOR

Timothy Partners, Ltd. has served as the Fund’s investment Advisor since the Fund commenced operations in January 2023.

FUND SUMMARIES
PROSPECTUS (ETFS) / 46

SUB-ADVISOR

Victory Capital Management Inc. (“Victory Capital” or the “Sub-Advisor”) through its Victory Solutions team, has served as the Fund’s Sub-Advisor since the Fund commenced operations in January 2023.

PORTFOLIO MANAGERS

Mannik Dhillon is President of Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations in January 2023.

Lance Humphrey, CFA, is a Senior Portfolio Manager for Victory Capital’s VictoryShares and has been a Portfolio Manager of the Fund since it commenced operations in January 2023.

Scott Kefer, CFA, is a Senior Portfolio Manager for Victory Capital’s VictoryShares and has been a Portfolio Manager of the Fund since it commenced operations in January 2023.

Free Foutz is the Portfolio Implementation Manager for Victory Capital’s VictoryShares and Solutions platform and has been a Portfolio Manager of the Fund since it commenced operations in January 2023. The portfolio manager may not execute the Fund’s principal investment strategy effectively. Please see “The Sub-Advisor” section on pg. 15 of the prospectus for a discussion of the Sub-Advisor’s experience in managing funds.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at their net asset value (NAV) only in large blocks (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on The New York Stock Exchange (the “Exchange”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

TAX INFORMATION

The Fund’s distributions generally are taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or another financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES
PROSPECTUS (ETFS) / 47

Section 2 | Additional Fund Information

The Timothy Plan US Small Cap Core ETF (“Small Cap Fund”), Timothy Plan US Large/Mid Cap Core ETF (“Large/Mid Cap Fund”), Timothy Plan High Dividend Stock ETF (“High Dividend Fund”), Timothy Plan International ETF (“International Fund”), collectively referred to as the “Volatility Weighted Index Funds,” and Timothy Plan US Large/Mid Cap Core Enhanced ETF (“Large/Mid Enhanced Fund”), Timothy Plan High Dividend Stock Enhanced ETF (“High Dividend Enhanced Fund”), collectively referred to as the “Enhanced Funds,” and Timothy Plan Market Neutral Fund (“Market Neutral Fund”) are each organized as an exchange-traded fund (“ETF”), each having distinct investment management objectives, strategies, risks, and policies.

This section describes additional information about the principal investment strategies that the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Sub-Advisor may use in managing the Funds. The Funds’ Statement of Additional Information (“SAI”) includes more information about the Funds, their investments, and the related risks. Information about each Fund’s principal investment strategy is provided in the summary section for the Fund. Below is additional information, describing in greater detail the principal investment strategies, including the practices and methodologies that the Sub-Advisor utilizes in pursuing each Fund’s investment objective and principal investment strategy, as well as each Fund’s principal investment risks.

Each Fund is an ETF. ETFs are funds that trade like other publicly traded securities. Each Fund (other than the Market Neutral Fund) is designed to track an index. Similar to shares of an index mutual fund, each share of a Fund (other than the Market Neutral Fund) represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of a Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in Creation Unit increments. Also unlike shares of a mutual fund, shares of a Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

For a more complete discussion of these matters, please consult the Statement of Additional Information, which is available by calling (800) 846-7526 or by visiting Timothy Plan’s website at etf.timothyplan.com.

Additional Information about the Funds

(Other Than the Market Neutral Fund)

In managing the Funds, the Sub-Advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Funds do not try to outperform their indexes. Under normal market conditions, each Fund pursues its investment objective by seeking to track the price and yield performance, before fees and expenses, of a particular index (“Index” or “Underlying Index”).

Each Fund generally seeks to track the returns of its underlying index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in its respective index. Each Fund may exclude or sell an investment that it believes is illiquid or has been impaired by financial conditions or other extraordinary events.

The Sub-Advisor expects that, over time, the correlation between a Fund’s performance and that of its Index, before fees and expenses, will be 95% or better. A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. The Sub-Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maintain liquidity.

For cash management purposes, a Fund is permitted to hold all or a portion of its assets in cash, index futures, short-term money market instruments or shares of other investment companies, including money market funds. To the extent that it does so, the Fund may not benefit from any upswing in the market, cause the Fund to fail to meet its investment objective and increase the Fund’s expenses. At times, the Sub-Advisor may invest all or a portion of a Fund’s assets in another

ADDITIONAL FUND INFORMATION
PROSPECTUS (ETFS) / 48

investment company advised by it, including an ETF, that seeks to track the same Index as the Fund or a similar index, such as a Reference Index. The Sub-Advisor may choose to do so, for example, when holding such other investment company would be more efficient than investing directly in the individual constituent securities of the Index.

Each Fund’s investment objective and policy to invest at least 80% of its assets in the securities of its underlying index are non-fundamental and may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ written notice to shareholders. For purposes of a Fund’s 80% investment policy, assets means the Fund’s net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending. Any derivatives counted towards a Fund’s 80% policy will be valued at market value.

The following section describes additional information about the principal investment strategy that the Funds will use under normal conditions to pursue their investment objectives.

Additional Information about the International Fund

The Index Provider for the Indexes underlying the International Fund determines whether an issuer is located in a particular country by reference to the Index methodology. In general, the Index Provider determines the country classification of a company by the company’s country of incorporation and the primary listing of its securities. If these countries are different, the Index Provider performs additional analysis to determine the company’s country classification. The Index Provider considers a set of criteria, including: (1) the security’s secondary listings if any; (2) the geographic distribution of the company’s shareholder base; (3) the location of its headquarters; (4) the geographic distribution of its operations (in terms of assets and revenues); (5) the company’s history, and (6) the country in which investors consider the company to be most appropriately classified.

Additional Information about the Enhanced Funds

During any periods of significant market decline, when an Enhanced Fund’s underlying Index is less than 100% exposed to the market, the cash portion of the Index will be invested in 30-day U.S. Treasury bills or in money market mutual funds that primarily invest in short-term U.S. Treasury obligations.

Additional Information about the Market Neutral Fund

The Sub-Advisor pursues the Fund’s investment objective by implementing a proprietary, “market neutral” investment strategy designed to seek income from its investments while maintaining a low correlation to the foreign and domestic equity and bond markets. Because of the Fund’s market neutral strategy, the Fund’s overall price movements are not expected to correlate with the general stock market’s price movements. In other words, the Fund is designed to have returns that are independent of the returns and direction of the general foreign and domestic equity and bond markets.

The Fund’s investment objective is a non-fundamental policy and may be changed, without shareholder approval, by the Board of Trustees upon 60 days’ written notice to shareholders.

Investments

The following describes the types of securities each Fund (except the International Fund) may purchase under normal market conditions to achieve its principal investment strategies.

U.S. Equity Securities. Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

The following describes the additional types of securities the International Fund and Market Neutral Fund may purchase under normal market conditions to achieve its principal investment strategy.

Equity Securities of Foreign Companies. Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

ADDITIONAL FUND INFORMATION
PROSPECTUS (ETFS) / 49

The following describes the additional types of securities an Enhanced Fund may purchase under normal market conditions to achieve its principal investment strategy.

U.S. Government Securities. Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

The following describes additional types of securities the Market Neutral Fund may purchase under normal market conditions to achieve its principal investment strategy.

Derivatives. Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including credit default swap contracts, swaps, futures contracts (both short and long positions), options on futures contracts, and forward currency exchange contracts. The Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity), for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), to generate income, to gain exposure to an investment in a manner other than investing in the asset directly or for any other permissible purpose. Hedging may relate to a specific investment, a group of investments, or the Fund’s portfolio as a whole. Currently, some swaps may be negotiated bilaterally and others may be subject to mandatory clearing and exchange trading requirements. These requirements may decrease counterparty exposure and increase liquidity, but will not make swap transactions risk free.

Investment Companies. The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund’s investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange. U.S. Equity Securities can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Additional Fund Strategies

The Sub-Advisor may use several types of investments and investment techniques in pursuing the Funds’ overall investment objective which the Sub-Advisor does not consider to be a part of a Fund’s principal investment strategies.

Additional types of securities and strategies that the Funds may utilize are included in the Funds’ SAI.

Principal Risk Factors

The following describes the principal risks that you may assume as an investor in a Fund. These risks could adversely affect the net asset value, total return, and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus.

There is no assurance that a Fund will achieve its investment objective. Each Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds. A Fund, by itself, is not intended to be a complete investment program.

ADDITIONAL FUND INFORMATION
PROSPECTUS (ETFS) / 50

PRINCIPAL RISK FACTORS	SMALL CAP CORE	LARGE / MID CAP CORE	LARGE / MID CAP CORE ENHANCED	HIGH DIVIDEND STOCK	HIGH DIVIDEND STOCK ENHANCED	INTERNATIONAL	MARKET NEUTRAL
Active Market Risk							X
Authorized Participants Concentration Risk	X	X	X	X	X	X	X
BRI Excluded Securities Risk							X
Calculation Methodology Risk	X	X	X	X	X	X	X
Derivatives Risk							X
Equity Securities Risk	X	X	X	X	X	X	X
Exchange-Traded Fund (“ETF”) Structure Risk	X	X	X	X	X	X	X
Excluded Security Risk	X	X	X	X	X	X
Fixed Income Risk			X		X
Foreign Investing Risk						X	X
Index Risk	X	X	X	X	X	X
Index/Defensive Positioning Risk			X		X
International Closed Market Trading Risk						X	X
Investment Company Risk			X		X		X
Investment Strategy Risk				X	X
Investment Style Risk							X
Large-Capitalization Stock Risk		X	X	X	X		X
Large Shareholder Risk	X	X	X	X	X	X	X
Leverage Risk							X
Liquidity Risk	X						X
Management Risk							X
Market Price Variance Risk	X	X	X	X	X	X	X
Mid-Capitalization Stock Risk		X	X	X	X
Not Individually Redeemable	X	X	X	X	X	X	X
Passive Investment Risk	X	X	X	X	X	X
Portfolio Turnover Risk			X		X
Price Risk							X
Sampling Risk						X
Sector Risk							X
Small Company Risk	X
Smaller-Capitalization Risk							X
Stock Market Risk	X	X	X	X	X	X	X
Tax-Efficiency Risk	X	X	X	X	X	X	X
Tracking Error Risk	X	X	X	X	X	X
Trading Issues	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X

ADDITIONAL FUND INFORMATION
PROSPECTUS (ETFS) / 51

Active Market Risk. An active trading market for the Fund’s shares may not develop or be maintained. In times of market stress, market makers and/or Authorized Participants may step away from their roles, which may result in wider bid/ask spreads and variances between the market price of the Fund’s shares and the underlying value of those shares.

Authorized Participants Concentration Risk. (See Exchange-Traded Fund (“ETF”) Structure Risk.)

BRI Excluded Securities Risk. Because the Fund may not invest in BRI filtered Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. BRI screening may not assist the Fund to achieve its investment objectives.

Calculation Methodology Risk. A Fund’s index relies on various sources of information to assess the criteria of issuers included in the index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Advisor can offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the index. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause an index to vary from its normal or expected composition.

Derivatives Risk. The use of index futures contracts is subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, or indices. The use of derivatives could expose a Fund to the effects of leverage causing the Fund to lose more money than it invested. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to a Fund. Derivatives also may be harder to value, less tax-efficient, and subject to changing government regulation that could impact a Fund’s ability to use certain derivatives or their cost. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

●

Futures Contracts Risk. The Fund’s use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

●

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

●

Leverage Risk. Using futures contracts to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Equity Securities Risk. The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities and rights and warrants, may fluctuate, sometimes rapidly or unpredictably. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Fund’s investment team views as unfavorable for equity securities. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

Unlike debt securities, which have preference to a company’s assets in case of liquidation, common stock, are entitled to the residual value after the company meets its other obligations. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.

ADDITIONAL FUND INFORMATION
PROSPECTUS (ETFS) / 52

Exchange-Traded Fund (“ETF”) Structure Risk. Each Fund is structured as an ETF, and as a result, is subject to special risks, including:

●

Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.

●

Trading Issues — Trading in shares on the exchange operated by the New York Stock Exchange (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.

●

Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

International Closed Market Trading Risk — The Fund’s underlying securities may trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.

●

Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.

●

Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Excluded Security Risk. Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner. Accordingly, our ETFs do not invest in companies that are involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises or which are involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or non-biblical lifestyles. Securities issued by companies engaged in these prohibited activities are excluded from the ETF portfolios and are referred to throughout this Prospectus as “Excluded Securities”. TPL utilizes an affiliated company to conduct its research, and consults a number of Christian ministries on these issues. The Indices upon which the Funds are based are designed to omit Excluded Securities. However, each index is rebalanced only twice each year. Because the Index omits Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. There is a risk that the Fund’s use of BRI screening may result in lower returns than if the screening process were not employed, and BRI screening may not assist the Fund to achieve its investment objectives.

Fixed Income Risk. The value of direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Due to recent events in the fixed income markets, including the potential impact of the Federal Reserve Board ending its quantitative easing program and raising the federal funds rate, the Fund may be subject to heightened interest rate risk as a result of a rise or increased volatility in interest rates. The value of direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.

ADDITIONAL FUND INFORMATION
PROSPECTUS (ETFS) / 53

Foreign Investing Risk. Foreign investing risk is the possibility that the value of a Fund’s investments in foreign companies, or securities of companies with significant business operations outside of the U.S., will decrease because of currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes, among other challenges on non-U.S. investments. Foreign investing may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies or companies primarily with domestic operations. Foreign investments may be more difficult to value than U.S. securities. Risks that require additional consideration are:

●

Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.

●

Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively Depositary Receipts). To the extent a Fund acquires Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, a Fund may not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

●	Political Risk — Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

●

European Economic Risk — On January 31, 2020, the United Kingdom (“UK”) left the European Union (“EU”), commonly referred to as “Brexit.” The impact of Brexit is so far uncertain. The effect on the UK’s economy will likely depend on the ongoing nature of trade relations with the EU. Brexit may cause increased volatility and may have a significant adverse impact for some time on business activity, world financial markets, International trade agreements, the UK and European economies and the broader global economy.

As a result of the recent military intervention by Russia in Ukraine, the United States and many other countries have imposed sanctions on Russia and certain Russian individuals, banks, and corporations. The ongoing hostilities and resulting sanctions could have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Russia’s cessation of trading on its securities markets in effect as of the date hereof, and any future cessations, could impact the value and liquidity of certain portfolio holdings, among other things. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged.

Futures Contracts Risk. (See Derivatives Risk.)

Hedging Risk. (See Derivatives Risk.)

Index Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. The Funds’ mandate as described in this Prospectus is to manage the Funds consistently with the Underlying Index provided by the Index Provider to the Fund. The Fund does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and

ADDITIONAL FUND INFORMATION
PROSPECTUS (ETFS) / 54

may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.

Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance to the Underlying Index, which could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions.

Index/Defensive Positioning Risk. Because the allocation to cash versus securities by an Index underlying an Enhanced Fund is determined at month-end, there is a risk that the Index, and thus the Fund, will not be able to immediately react to changes in market conditions that occur between reallocations. During temporary periods that the Fund is invested in fixed income investments, the Fund would not benefit from any upswing in the equity markets. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash.

International Closed Market Trading Risk. (See Exchange-Traded Fund (“ETF”) Structure Risk.)

Investment Company Risk. A Fund’s ability to achieve its investment objective may be directly related to the ability of the underlying any funds (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Underlying investment vehicles are subject to investment Advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Investment Strategy Risk. A Fund’s Index may not successfully identify companies that meet the Index’s objective. There is no guarantee that the applicable Index’s strategy to minimize volatility compared to the respective Parent Index will be successful. During a broad market advance a Fund’s performance may suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks or other segments of the stock market. A company’s dividends may not grow as projected and performance could also be negatively impacted if companies reduce their dividend payout. The stocks of dividend paying companies may underperform the overall stock market.

Investment Style Risk. Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other funds that invest more broadly or that have different investment styles.

Large-Capitalization Stock Risk. Large-capitalization companies tend to compete in mature product markets and typically do not experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

Large Shareholder Risk. A Fund, like all investment companies, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in a Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders and not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax.

ADDITIONAL FUND INFORMATION
PROSPECTUS (ETFS) / 55

To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds) is permitted to invest in a Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Leverage Risk. (See Derivatives Risk.)

Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such investments or other instruments at advantageous prices may be greatly limited. Market values for illiquid investments may not be readily available, and there can be no assurance that any fair value assigned to an illiquid investment at any time will accurately reflect the price a Fund might receive upon the sale of that investment. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund’s investments. A Fund may be required to sell a less liquid investment in accordance with changes to the Index. In such cases the sale proceeds received by a Fund may be substantially less than if a Fund had been able to sell the investments in more orderly transactions, and the sale price may be substantially lower than the price previously used by a Fund to value the investments for purposes of determining a Fund’s net asset value. A Fund may not achieve a high correlation with the Index. In addition, a Fund, by itself or together with other accounts managed by the Advisor, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for a Fund to dispose of the position at an advantageous time or price.

Management Risk. The portfolio manager may not execute the Fund’s principal investment strategy effectively. Please see “The Sub-Advisor” section on pg. 56 of this prospectus for a discussion of the Sub-Advisor’s experience in managing funds.

Market Price Variance Risk. (See Exchange-Traded Fund (“ETF”) Structure Risk.)

Mid-Capitalization Stock Risk. Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, and, therefore, a Fund’s share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it more difficult for a Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Not Individually Redeemable. (See Exchange-Traded Fund (“ETF”) Structure Risk.)

Passive Investment Risk. Passively-managed Funds are designed to track its index and is not actively managed. A Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from its index. A Fund does not, therefore, seek returns in excess of its index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by its index. Different types of investment styles, for example passively managed or actively managed, or growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Price Risk. ETF market prices may deviate from the actual value of the Fund’s portfolio value, particularly during times of market stress, with the result that investors may pay more or receive less than the underlying value of the ETF shares bought or sold.

Portfolio Turnover Risk. To the extent that an Enhanced Fund buys or sells securities according to its respective Index’s prescribed allocation to cash and cash equivalents, it will generally experience higher portfolio turnover than a passive fund that remains fully invested in securities. These additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

ADDITIONAL FUND INFORMATION
PROSPECTUS (ETFS) / 56

Sampling Risk. A Fund’s use of a representative sampling strategy could result in it holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by a Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Sector Risk. To the extent the Fund invests more heavily in one sector or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above- average performance during particular periods but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.

Small Company Risk. Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Smaller-Capitalization Stock Risk. Small- and mid-capitalization companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Stock Market Risk. Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and International economies and could add significantly to the risks of increased volatility and decreased liquidity for a Fund’s portfolio.

●

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. Changes in trade policies and International trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

ADDITIONAL FUND INFORMATION
PROSPECTUS (ETFS) / 57

●

Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for a Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Tax-Efficiency Risk. (See Exchange-Traded Fund (“ETF”) Structure Risk.)

Tracking Error Risk. Tracking error is the divergence of a Fund’s performance from that of its index. The performance of a Fund may diverge from that of its index for a number of reasons, such as the use of representative sampling (if applicable), transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to the index, tax considerations, rebalancing, or new or existing regulatory requirements. Unlike the Fund, the returns of an index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that a Fund calculates its NAV based on fair value prices and the value of its index is based on securities’ closing prices (i.e., the value of the index is not based on fair value prices), the Fund’s ability to track its index may be adversely affected. For tax efficiency purposes, a Fund may sell certain securities to realize losses, which will result in a deviation from its index.

Trading Issues. (See Exchange-Traded Fund (“ETF”) Structure Risk.)

Valuation Risk. The sale price a Fund could receive for a security may differ from a Fund’s valuation of the security and may differ from the value used by its index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when a Fund does not price its shares, the value of the securities or other assets in a Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating a Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s index, which, in turn, could result in a difference between the Fund’s performance and the performance of its index. Authorized Participants who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. A Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

Additional Risk Factors

The Sub-Advisor may use several types of investment strategies in pursuing Fund’s overall investment objective. Additional risks are included in the Funds’ SAI.

ADDITIONAL FUND INFORMATION
PROSPECTUS (ETFS) / 58

Section 3 | Organization and Management of the Funds

The Funds’ Board of Trustees has the overall responsibility for overseeing the management of the Funds.

The Investment Advisor

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons Boulevard, Maitland, FL 32751, is a Florida limited partnership organized on December 6, 1993, and is registered with the Securities and Exchange Commission as an investment Advisor. TPL supervises the investment of the assets of the Funds in accordance with the objectives, policies and restrictions of the Trust. TPL approves the portfolio of securities selected by the Sub-Advisor. To determine which securities are Excluded Securities, TPL conducts its own research and consults a number of Christian ministries on these issues. TPL retains the right to change the sources from whom it acquires its information, at its discretion. TPL has been the Advisor to each Fund since its inception on April 30, 2019, December 2, 2019, July 28, 2021, January 10, 2023, or December 31, 2023 as applicable.

The Managing General Partner

Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Arthur D. Ally is President, Chairman and Trustee of the Trust, as well as President and 54% shareholder of CFI. Mr. Ally had over eighteen years of experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research.

TPL has arranged for distribution, custody, fund administration, transfer agency and all other services necessary for the Fund to operate. The Advisor receives a fee for its services, (the “Management Fee”). From the Management Fee, the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration and accounting, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, acquired fund fees and expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Advisor’s Management Fee is designed to cause substantially all the Fund’s expenses to be paid by the Advisor, and to compensate the Advisor for providing services for the Funds. The Small Cap Fund, Large/Mid Cap Fund, Large/Mid Cap Core Enhanced Fund, High Dividend Fund, and High Dividend Stock Enhanced Fund each pay TPL a Management Fee equivalent to 0.52% annually of the Fund’s average daily net assets, computed daily and paid monthly. The International Fund pays TPL a Management Fee equivalent to 0.62% annually of the Fund’s average daily net assets, computed daily and paid monthly. The Market Neutral Fund pays TPL a Management Fee equivalent to 0.65% annually of the Fund’s average daily net assets, computed daily and paid monthly.

A discussion of the considerations employed by the Board of Trustees in their approval of TPL as Advisor to the Fund, and the Sub-Advisor as manager of the Funds, is available in the Funds’ annual report dated December 31, 2023.

TPL, with the Trust’s consent, has engaged the services of the Sub-Advisor described below to provide day-to-day investment Advisory services to the Fund. TPL pays all fees charged by the Sub-Advisor for such services.

The Sub-Advisor

TPL, with the consent of the Trust’s Board, has entered into a Sub-Advisory Agreement with Victory Capital Management, Inc., (“Victory Capital” or the “Sub-Advisor”) through its Victory Solutions team, located at 15935 La Cantera Parkway, San Antonio, TX 78256 (the “Sub-Advisor”). The Sub-Advisor is a New York corporation registered as an investment Advisor with the Securities and Exchange Commission (“SEC”). The Sub-Advisor manages the investment portfolios of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2023, the Sub-Advisor managed or advised assets totaling approximately $166.6 billion for individual and institutional clients.

Victory Capital Management is a diversified global asset management firm with more than $159.6 billion in assets under management as of November 30th, 2022. Victory is comprised of 12 investment franchises and a Solutions Platform. Across the organization Victory offers a diverse array of investment vehicles and investment approaches including the Victory Market Neutral Income Fund, a mutual fund with a substantially similar investment objective save the BRI screening. The

ORGANIZATION AND MANAGEMENT OF THE FUNDS
PROSPECTUS (ETFS) / 59

Victory Market Neutral Fund currently has more than $3.0 billion in assets under management as of December 31, 2023 and was incepted November 19th, 2012. The investment professionals at Victory who manage/have managed this fund will be involved in the management of the Timothy Plan Market Neutral ETF.

Portfolio Management

Volatility Weighted Index Funds and Enhanced Funds

Mannik Dhillon and Free Foutz are Co-Portfolio Managers of the Fund and are jointly responsible for the day-to-day management of the Fund’s portfolio.

Mannik Dhillon, CFA and CAIA®, is President of Victory Capital’s VictoryShares and Solutions platform. From 2015- 2017, he served as the Sub-Advisor’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA charter holder.

Free Foutz is the Portfolio Implementation Manager for Victory Capital’s VictoryShares and Solutions platform with industry experience dating back to 2002. From 2002 to 2015, prior to joining Victory Capital, Mr. Foutz held various research and portfolio management positions with Charles Schwab Investment Management, Inc.

Market Neutral Fund

Mannik Dhillon, Lance Humphrey, Scott Kefer and Free Foutz are Co-Portfolio Managers of the Fund and are jointly responsible for the day-to-day management of the Fund’s portfolio.

Mannik Dhillon, CFA and CAIA®, is President of Victory Capital’s VictoryShares and Solutions platform. From 2015- 2017, he served as the Sub-Advisor’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA charter holder.

Lance Humphrey, CFA, is a Senior Portfolio Manager of VictoryShares and Solutions. Mr. Humphrey began his investment career in 2007 at AMCO which was acquired by Victory Capital in 2019. He holds the CFA designation and is a member of the CFA Society of San Antonio.

Scott Kefer, CFA, is a Senior Portfolio Manager of VictoryShares and Solutions. Mr. Kefer has served as a Senior Portfolio Manager for Victory Capital or an affiliate since 1999. He began his investment career in 1993 with U.S. Trust Company where he held similar investment management roles. Mr. Kefer is a CFA charter holder.

Free Foutz is the Portfolio Implementation Manager for Victory Capital’s VictoryShares and Solutions platform with industry experience dating back to 2002. From 2002 to 2015, prior to joining Victory Capital, Mr. Foutz held various research and portfolio management positions with Charles Schwab Investment Management, Inc.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Share Price

The net asset value (“NAV”) of each Fund is generally determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. In the event of an emergency or other disruption in trading on the NYSE, each Fund’s net asset value will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding (NAV = (assets- liabilities)/number of shares). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of each Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for each Fund for a particular day is applicable to all applications for the purchase of Shares, as well as all requests for the redemption of Shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

ORGANIZATION AND MANAGEMENT OF THE FUNDS
PROSPECTUS (ETFS) / 60

Generally, each Fund’s investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange.

Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Advisor in accordance with procedures adopted by the Advisor and approved by the Board. In these cases, each Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (“1940 Act”), the Board has delegated to the Advisor responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by a Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Advisor has adopted written policies and procedures, which have been approved by the Board, to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

A Fund may use independent pricing services to assist in calculating the value of each Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund. In computing the NAV, immediately prior to closing of the NYSE, each Fund values the foreign securities held by each Fund at the latest closing price on the exchange in which they are traded. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of each Fund’s securities may change on days when shareholders are not able to purchase and redeem each Fund’s Shares if each Fund has portfolio securities that are primarily traded in foreign markets that are open on weekends or other days when each Fund does not price its Shares. If events materially affecting the value of a security in each Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before each Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before each Fund calculates its NAV, the Advisor may need to price the security using each Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of each Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short- term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to each Fund if acquired within 60 days of maturity or, if already held by each Fund on the 60th day, based on the value determined on the 61st day.

Premium/Discount Information

Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers at market prices and the Fund’s Shares will trade at market prices. The market price of Shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

ORGANIZATION AND MANAGEMENT OF THE FUNDS
PROSPECTUS (ETFS) / 61

Information about each Fund’s daily market price and how often Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund can be found at etf.timothyplan.com.

How to Buy and Sell Shares

Shares of the Fund will be listed for trading on the Exchange under the ticker symbol listed on the cover of this Prospectus. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of Shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity.

Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Funds’ APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Funds’ Distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Funds. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of 10,000 shares. Purchases and redemptions directly with the Fund must follow the Funds’ procedures, which are described in the SAI.

A Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The trading prices of the Fund’s Shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Fund Shares

The Fund’s Shares can only be purchased and redeemed directly from the Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. To the extent the Fund has exposure to non-U.S. securities, the Fund employs fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. In addition,

ORGANIZATION AND MANAGEMENT OF THE FUNDS
PROSPECTUS (ETFS) / 62

the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances.

The vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of Shares or market timing activity by the APs or on the Shares’ secondary market.

ORGANIZATION AND MANAGEMENT OF THE FUNDS
PROSPECTUS (ETFS) / 63

Section 4| Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the Fund only at closing NAVs, the Fund’s Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased Shares makes such option available.

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,

●	You sell your shares listed on the Exchange, and

●	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, the Fund ordinarily declares and pays dividends from net investment income, if any, monthly. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding periods and other restrictions), if any, generally are taxable to non-corporate shareholders at preferential rates. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short- term capital losses are taxable as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders), regardless of how long you have held the shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

DISTRIBUTIONS AND TAXES
PROSPECTUS (ETFS) / 64

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Shares under all applicable tax laws.

DISTRIBUTIONS AND TAXES
PROSPECTUS (ETFS) / 65

Section 5| Other Information

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Portfolio Holdings Disclosure

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information. The Fund’s portfolio is disclosed daily on the Fund’s website at timothyplan.com. Shareholders may also request portfolio holdings schedules at no charge by calling toll free (800) 846-7526.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Timothy Plan may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed Timothy Plan to the contrary. You may request that the Timothy Plan send these documents to each shareholder individually by calling the Timothy Plan at (800)846-7526, and they will be delivered promptly. While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Disclaimers

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the ability of the Fund to track the total return performance of their respective Index or the ability of each Index identified herein to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the

OTHER INFORMATION
PROSPECTUS (ETFS) / 66

calculation of each Index, nor in the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.

The Exchange does not guarantee the accuracy and/or the completeness of each Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds, owners of the Shares, or any other person or entity from the use of each Index or the data included therein.

The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

OTHER INFORMATION
PROSPECTUS (ETFS) / 67

Section 6| Other Service Providers

Citi Fund Services Ohio, Inc.	4400 Easton Commons, Suite 200, Columbus, OH 43219, serves as administrator and fund accountant for the Funds.
Citibank, N.A.	388 Greenwich Street, New York, NY, serves as transfer agent and custodian of the Funds’ assets.
Foreside Distributors	3 Canal Plaza, Suite 100, Portland, ME 04101, serves as distributor for the continuous offering of each Fund’s shares.
Cohen & Company, Ltd.	1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Independent Registered Public Accounting firm for the Funds.
Drake Compliance, LLC	2250 W. Magnolia Avenue, San Antonio, TX 78201, serves as Chief Compliance Officer to the Fund.

OTHER SERVICE PROVIDERS
PROSPECTUS (ETFS) / 68

Section 7| Financial Highlights

The following financial highlights tables reflect historical information about shares of each Fund and are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.

Certain information shows the results of an investment in one share of a Fund. To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in the Fund’s Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information presented has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report to shareholders, which is available upon request.

FINANCIAL HIGHLIGHTS
PROSPECTUS (ETFS) / 69

US Small Cap Core ETF

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the period December 3, 2019(a) to December 31, 2019
Net Asset Value, Beginning of Period	$30.39	$35.49	$27.71	$25.55	$24.73
Investment Activities:
Net Investment Income (Loss)(b)	0.36	0.34	0.40	0.32	0.02
Net Realized and Unrealized Gains (Losses) on Investments	4.97	(5.11)	7.78	2.15	0.82
Total from Investment Activities	5.33	(4.77)	8.18	2.47	0.84
Distributions to Shareholders:
Net Investment Income	(0.38)	(0.33)	(0.40)	(0.31)	(0.02)
Total Distributions	(0.38)	(0.33)	(0.40)	(0.31)	(0.02)
Net Asset Value, End of Period	$35.34	$30.39	$35.49	$27.71	$25.55
Total Return(c)	17.64%	(13.45%)	29.62%	9.99%	3.39%

Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets(d)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of Net Investment Income (Loss) to Average Net Assets(d)	1.13%	1.09%	1.20%	1.45%	0.89%
Net Assets, End of Period (000’s)	$102,476	$71,422	$56,792	$31,869	$10,222
Portfolio Turnover(c)(e)	60%	59%	57%	78%	—

Amounts designated as “—” are 0 or have been rounded to 0.

(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes impact of in-kind transactions.

FINANCIAL HIGHLIGHTS
PROSPECTUS (ETFS) / 70

US Large / Mid Cap Core ETF

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the period May 1, 2019(a) to December 31, 2019
Net Asset Value, Beginning of Period	$33.47	$38.65	$30.93	$27.23	$25.16
Investment Activities:
Net Investment Income (Loss)(b)	0.36	0.35	0.24	0.23	0.21
Net Realized and Unrealized Gains (Losses) on Investments	4.73	(5.17)	7.72	3.72	2.04
Total from Investment Activities	5.09	(4.82)	7.96	3.95	2.25
Distributions to Shareholders:
Net Investment Income	(0.34)	(0.36)	(0.24)	(0.25)	(0.18)
Total Distributions	(0.34)	(0.36)	(0.24)	(0.25)	(0.18)
Net Asset Value, End of Period	$38.22	$33.47	$38.65	$30.93	$27.23
Total Return(c)	15.30%	(12.48%)	25.82%	14.67%	9.01%

Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets(d)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of Net Investment Income (Loss) to Average Net Assets(d)	1.03%	1.02%	0.69%	0.88%	1.22%
Net Assets, End of Period (000’s)	$236,951	$179,060	$168,140	$163,904	$134,795
Portfolio Turnover(c)(e)	30%	26%	27%	45%	17%

(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes impact of in-kind transactions.

FINANCIAL HIGHLIGHTS
PROSPECTUS (ETFS) / 71

US Large / Mid Cap Core Enhanced ETF

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the period July 29, 2021(a) to December 31, 2021
Net Asset Value, Beginning of Period	$23.75		$27.19		$25.00
Investment Activities:
Net Investment Income (Loss)(b)	0.38		0.25		0.11
Net Realized and Unrealized Gains (Losses) on Investments	(0.96)		(3.40)		2.16
Total from Investment Activities	(0.58)		(3.15)		2.27
Distributions to Shareholders:
Net Investment Income	(0.36)		(0.28)		(0.08)
Return of Capital	—		(0.01)		—
Total Distributions	(0.36)		(0.29)		(0.08)
Net Asset Value, End of Period	$22.81		$23.75		$27.19
Total Return(c)	(2.40%)		(11.58%)		9.09%

Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets(d)	0.52	%(e)	0.52%		0.51%
Ratio of Net Investment Income (Loss) to Average Net Assets(d)	1.69%		1.05%		1.00%
Net Assets, End of Period (000’s)	$58,177		$70,060		$69,327
Portfolio Turnover(c)(f)	302	%(g)	155	%(g)	13%

(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Does not include acquired fund fees and expenses, if any.
(f)	Excludes impact of in-kind transactions.
(g)	Portfolio turnover increased significantly due changes in the volume and timing of purchases and sales of portfolio holdings during the year.

FINANCIAL HIGHLIGHTS
PROSPECTUS (ETFS) / 72

High Dividend Stock ETF

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the period May 1, 2019(a) to December 31, 2019
Net Asset Value, Beginning of Period	$31.13	$32.49	$25.88	$26.89	$25.10
Investment Activities:
Net Investment Income (Loss)(b)	0.75	0.73	0.61	0.57	0.48
Net Realized and Unrealized Gains (Losses) on Investments	2.01	(1.35)	6.60	(0.96)	1.74
Total from Investment Activities	2.76	(0.62)	7.21	(0.39)	2.22
Distributions to Shareholders:
Net Investment Income	(0.73)	(0.74)	(0.60)	(0.62)	(0.43)
Total Distributions	(0.73)	(0.74)	(0.60)	(0.62)	(0.43)
Net Asset Value, End of Period	$33.16	$31.13	$32.49	$25.88	$26.89
Total Return(c)	9.03%	(1.88%)	28.10%	(1.17%)	9.00%

Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets(d)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of Net Investment Income (Loss) to Average Net Assets(d)	2.39%	2.32%	2.07%	2.45%	2.81%
Net Assets, End of Period (000’s)	$228,798	$178,986	$131,582	$122,911	$94,132
Portfolio Turnover(c)(e)	41%	42%	43%	68%	23%

(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes impact of in-kind transactions.

FINANCIAL HIGHLIGHTS
PROSPECTUS (ETFS) / 73

High Dividend Stock Enhanced ETF

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the period July 29, 2021(a) to December 31, 2021
Net Asset Value, Beginning of Period	$23.47		$26.90		$25.00
Investment Activities:
Net Investment Income (Loss)(b)	0.60		0.60		0.28
Net Realized and Unrealized Gains (Losses) on Investments	(0.88)		(3.37)		1.86
Total from Investment Activities	(0.28)		(2.77)		2.14
Distributions to Shareholders:
Net Investment Income	(0.56)		(0.66)		(0.24)
Total Distributions	(0.56)		(0.66)		(0.24)
Net Asset Value, End of Period	$22.63		$23.47		$26.90
Total Return(c)	(1.17%)		(10.44%)		8.59%

Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets(d)	0.52	%(e)	0.52%		0.51%
Ratio of Net Investment Income (Loss) to Average Net Assets(d)	2.60%		2.39%		2.50%
Net Assets, End of Period (000’s)	$66,764		$68,055		$47,081
Portfolio Turnover(c)(f)	209%		191	%(g)	16%

(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Does not include acquired fund fees and expenses, if any.
(f)	Excludes impact of in-kind transactions.
(g)	Portfolio turnover increased significantly due changes in the volume and timing of purchases and sales of portfolio holdings during the year.

FINANCIAL HIGHLIGHTS
PROSPECTUS (ETFS) / 74

International ETF

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the period December 3, 2019(a) to December 31, 2019
Net Asset Value, Beginning of Period	$23.30	$29.06	$26.98	$25.58	$24.80
Investment Activities:
Net Investment Income (Loss)(b)	0.64	0.66	0.56	0.47	0.04
Net Realized and Unrealized Gains (Losses) on Investments	3.12	(5.82)	2.21	1.40	0.77
Total from Investment Activities	3.76	(5.16)	2.77	1.87	0.81
Distributions to Shareholders:
Net Investment Income	(0.63)	(0.60)	(0.69)	(0.47)	(0.03)
Total Distributions	(0.63)	(0.60)	(0.69)	(0.47)	(0.03)
Net Asset Value, End of Period	$26.43	$23.30	$29.06	$26.98	$25.58
Total Return(c)	16.41%	(17.80%)	10.34%	7.66%	3.25%

Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets(d)	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets(d)	2.60%	2.72%	1.94%	1.98%	1.99%
Net Assets, End of Period (000’s)	$97,801	$76,875	$82,827	$71,500	$23,018
Portfolio Turnover(c)(e)	34%	39%	42%	63%	12%

(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes impact of in-kind transactions.

FINANCIAL HIGHLIGHTS
PROSPECTUS (ETFS) / 75

Market Neutral ETF

For the period January 25, 2023(a) to December 31, 2023
Net Asset Value, Beginning of Period	$25.00
Investment Activities:
Net Investment Income (Loss)(b)	1.01
Net Realized and Unrealized Gains (Losses) on Investments	0.31
Total from Investment Activities	1.32
Distributions to Shareholders:
Net Investment Income	(1.06)
Net Realized Gains From Investments	(1.03)
Total Distributions	(2.09)
Net Asset Value, End of Period	$24.23
Total Return(c)	5.46%

Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets(d)	0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets(d)	4.37%
Net Assets, End of Period (000’s)	$34,407
Portfolio Turnover(c)(e)	112%

(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes impact of in-kind transactions.

FINANCIAL HIGHLIGHTS
PROSPECTUS (ETFS) / 76

Section 8| Other Information

This Prospectus is accompanied by a Statement of Additional Information (SAI), dated May 1, 2024: The SAI contains more information about the Funds’ operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports: Annual and semi-annual reports contain more information about the Funds’ investments and the market conditions and investment strategies that significantly affected the Funds’ performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Funds or your accounts, online at etf.timothyplan.com, by contacting the Timothy Plan at the following address or telephone number, or by contacting your financial intermediary.

BY TELEPHONE:	BY MAIL:
Call Timothy Plan at (800) 846-7526	Timothy Plan 1055 Maitland Center Commons Maitland FL 32751

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

IN PERSON:	BY MAIL:	ON THE INTERNET:
SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	SEC Public Reference Section Washington, D.C. 20549-1520	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

Investment Company Act File Number 811-0822

OTHER INFORMATION
PROSPECTUS (ETFS) / 77

This page intentionally left blank.

This page intentionally left blank.

EXCHANGE TRADED FUNDS
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2024
Ticker Symbol
US SMALL CAP CORE ETF	TPSC
US LARGE / MID CAP CORE ETF	TPLC
US LARGE / MID CAP CORE ENHANCED ETF	TPLE
HIGH DIVIDEND STOCK ETF	TPHD
HIGH DIVIDEND STOCK ENHANCED ETF	TPHE
INTERNATIONAL ETF	TPIF
MARKET NEUTRAL ETF	TPMN

Each listed and traded on: The New York Stock Exchange

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. PORTIONS OF THE FUND’S ANNUAL REPORT ARE INCORPORATED HEREIN.

To obtain a free additional copy of the prospectus or SAI, dated May 1, 2024, or an annual report, please contact Timothy Plan at (800) TIM-PLAN (800-846-7526) or visit Timothy Plan’s website at etf.timothyplan.com.

Section 1 | General Information	3
Section 2 | Investment Objectives, Policies and Limitations	4
Investment Objectives	4
Investment Policies and Limitations of the Funds	4
Fundamental Investment Policies and Limitations of the Funds	4
Section 3 | Indexes	8
Underlying Indexes	8
Section 4 | Investment Practices, Instruments and Risks	10
Investment Practices	10
Instruments and Risks	10
Section 5 | Investments by Other Registered Investment Companies	26
Section 6 | Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities	27
Section 7 | Purchase and Redemption of Shares	29
Creation Units	32
Purchasing Creation Units	33
Redeeming Creation Units	36
Section 8 | Management of the Trust	40
Board Leadership Structure	40
Trustees Compensation	48
Section 9 | Control Persons and Principal Shareholders	49
Ownership	49
Section 10 | Investment Adviser and Other Service Providers	51
Investment Adviser	51
Other Service Providers	53
Section 11 | Portfolio Managers	55
Portfolio Managers	55
Section 12 | Proxy Voting Policies and Procedures	57
Proxy Voting Procedures	57
Section 13 | Portfolio Transactions and Brokerage	58
Section 14 | Dividends, Capital Gains and Distributions	62
Section 15 | Taxes	63
Section 16 | Additional Information	71

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 2

Section 1 |	General Information

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Funds’ prospectus, dated May 1, 2024, as it may be amended or supplemented from time to time (the “Prospectus”). Copies of the Prospectus of the Funds can be obtained without charge upon request to Timothy Plan at etf.timothyplan.com or by calling toll-free (800) TIM-PLAN (800-846-7526). This SAI pertains only to the Timothy Plan ETFs. You may obtain a copy of the Trust’s most recent annual report, dated December 31, 2022, at no charge by writing to the address or calling the phone number noted above.

The Funds are each diversified series of Timothy Plan (the “Trust”), a Delaware business trust organized on December 16, 1993. The Trust currently consists of 21 series of beneficial interest (“shares”).

Timothy Partners, Ltd. (“TPL” or the “Adviser”), serves as the Funds’ Investment Adviser. Victory Capital Management Inc. (“Victory Capital” or the “Sub-Adviser”), is the Funds’ investment Sub-Adviser. The Funds’ investment objective, restrictions and policies are more fully described here and in the Funds’ Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or liquidate a Fund at any time.

Much of the information contained in this SAI expands on subjects discussed in the Funds’ Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Funds should be made without first reading that Funds’ Prospectus.

We refer to the following Funds collectively as the “Volatility
Weighted Index Funds”:

● Timothy Plan US Small Cap Core ETF
(“Small Cap Core ETF”)

● Timothy Plan US Large / Mid Cap Core ETF
(“Large / Mid Cap Core ETF”)

● Timothy Plan High Dividend Stock ETF
(“High Dividend Stock ETF”)

● Timothy Plan International ETF (“International ETF”)

In this SAI, we refer to the following Fund as the “International Fund”:

● Timothy Plan International ETF (“International ETF”)

In this SAI, we refer to the following Funds collectively as the “Enhanced Funds”:

● Timothy Plan US Large / Mid Cap Core Enhanced ETF
(“Large / Mid Cap Core Enhanced ETF”)

● Timothy Plan High Dividend Stock Enhanced ETF
(“High Dividend Stock Enhanced ETF”)

In this SAI, we refer to the following Fund as the “Market Neutral Fund”:

● Timothy Plan Market Neutral ETF (“Market Neutral ETF”)
(International Fund is also a Volatility Weighted Index Fund.)

The Funds’ shares are offered at net asset value (“NAV”) only in large blocks (each a “Creation Unit”). The Funds will issue and redeem Creation Units principally in exchange for a basket of securities included in the respective Funds’ underlying index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus a transaction fee. The Funds are approved for listing on The New York Stock Exchange (“NYSE” or the “Exchange”). Shares trade on the Exchange at market prices that may be below, at, or above NAV. The Trust reserves the right to adjust the prices of Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

The Funds reserve the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 105% of the market value of the missing Deposit Securities. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See “Purchase and Redemption of Shares” below.

Shares of the Funds are listed for trading and trade throughout the day on the Exchange.

GENERAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 3

Section 2 |	Investment Objectives, Policies and Limitations

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

A Fund’s classification and Sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each Fund is Sub-classified as a diversified investment company, which under the Investment Company Act of 1940 Act, as amended, (the “1940 Act”) means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

Under the Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a Fund must meet certain diversification requirements (among other requirements) as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a Fund’s assets can be invested, including through corporations in which the fund owns 20% or more voting stock interest, in the securities of any one issuer other than Government securities and securities of other regulated investment companies, of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses, or of one or more publicly traded partnerships. In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 4

The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, as defined under the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Portions of the Funds’ fundamental investment restrictions (e.g., references to “except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction”) provide the Funds with flexibility to change limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board of Trustees to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

SENIOR SECURITIES

For the Volatility Weighted Index Funds:

Each Fund may not issue senior securities.

For all other Funds:

None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

BORROWING

Each Fund may not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

UNDERWRITING, PURCHASING SECURITIES ON MARGIN, OR PARTICIPATING ON A JOINT BASIS

For the Volatility Weighted Index Funds:

Each Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (“1933 Act”), by virtue of disposing of portfolio securities.

For all other Funds:

None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, in the disposition of restricted securities.

REAL ESTATE

For the Volatility Weighted Index Funds:

Each Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 5

For all other Funds:

None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent any of these Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

CONCENTRATION

For the Volatility Weighted Index Funds:

Each Fund may not invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of related industries. This limitation does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities.

For all other Funds:

None of the Funds may concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. This restriction shall not prevent any Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

Concentration means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.

COMMODITIES

For the Volatility Weighted Index Funds:

Each Fund may not purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity futures contracts or options), except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

For all other Funds:

None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

LENDING

For the Volatility Weighted Index Funds:

Each Fund may not make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

For all other Funds:

None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

NON-FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS OF THE FUNDS.

The following investment policies restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees. Each Fund may not:

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 6

For all Funds:

●

No Fund may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, which permits operation as a “fund of funds.” Except as provided in the next paragraph and below in “Securities of Other Investment Companies,” none of the Funds may: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

●

Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its Advisory fee in an amount necessary to offset any such sales charge or service fee. For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors

For the Volatility Weighted Index Funds:

●

No Fund may invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity. However, if more than 15% of Fund net assets are illiquid, the Fund’s investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Fund net assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders.

●

No Funds may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

●	No Fund may invest in any issuer for purposes of exercising control or management.

For all Funds except the Volatility Weighted Index Funds:

●

No Fund may make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

●

No Fund may invest more than 15% of its net assets in illiquid investments. Illiquid investments are generally any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Such investments include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital Management Inc. (the “Adviser”), the Fund’s investment adviser, under oversight of the Board, determines whether a particular investment is deemed to be liquid based on the trading markets for the specific security and other factors.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 7

Section 3 |	Indexes

Underlying Indexes

The Victory US Small Cap Volatility Weighted BRI Index, Victory US Large/Mid Cap Volatility Weighted BRI Index*, Victory US Large Cap High Dividend Volatility Weighted BRI Index, and Victory International Volatility Weighted BRI Index (collectively, the “Victory BRI Indexes” or the “Underlying Indexes”) are unmanaged, volatility weighted indexes that have been created by the Sub-Adviser with the applied Excluded Securities (the “Index Provider”) for use by the Funds. VettaFi LLC (“Calculation Agent”), an unaffiliated third-party, currently administers and calculates each Victory BRI Indexes and disseminates the Indexes on a daily basis. A volatility weighted index assigns percentage values to each security in the index based on the volatility of that security in the market. More volatile stocks have a lower weighting, and less volatile stocks are assigned a higher weighting. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

VettaFi LLC is not affiliated with the Trust, the Adviser, Sub-Adviser, the administrator, custodian, transfer agent, the Distributor, or any of their respective affiliates. BRI Indexes are entitled to use the VettaFi LLC Indexes pursuant to sub-licensing agreements, as detailed above. The Adviser has entered into a license agreement with VettaFi LLC, pursuant to which the Adviser pays a fee to use the previously mentioned BRI Indexes. VettaFi LLC serves as calculation agent for the VettaFi LLC Indexes. No entity that creates, compiles, sponsors or maintains the VettaFi LLC Index is or will be an affiliated person (as defined in Section 2(a)(3) of the 1940 Act) or an affiliated person of an affiliated person, of the Trust, the Adviser, Sub-Adviser, the Distributor, or a promoter of the BRI Indexes.

The BRI Indexes are not sponsored, endorsed, sold or promoted by VettaFi LLC. VettaFi LLC makes no representation or warranty, express or implied, to the owners of the BRI Indexes or any member of the public regarding the advisability of trading in the BRI Indexes. VettaFi LLC’s only relationship to the Adviser or Sub-Adviser is the licensing of the VettaFi LLC Indexes which is determined, composed and calculated by VettaFi LLC without regard to the Adviser or Sub-Adviser. VettaFi LLC has no obligation to take the needs of the Adviser or Sub-Adviser into consideration in determining, composing or calculating the VettaFi LLC Indexes. VettaFi LLC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the BRI Indexes to be listed or in the determination or calculation of the equation by which the BRI Indexes are to be converted into cash. VettaFi LLC has no obligation or liability in connection with the administration, marketing or trading of the BRI Indexes.

Index performance prior to the first publish date has been back-tested applying the same methodology based on fundamental criteria combined with volatility weightings that was in effect when the Index was first published and is considered hypothetical. The Indexes are not sponsored by the Index Provider or its affiliates or its third-party licensors.

Certain of the Indexes, referred to herein as the Victory BRI Indexes, combine fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. The index methodology used for the Victory BRI Indexes was originally developed by the Adviser. The Adviser may consult with the Index Provider from time to time concerning an Index methodology, but the Index Provider alone makes all decisions with respect to any changes to the methodology.

*Prior to April 30, 2020, the Victory US Large/Mid Cap Volatility Weighted BRI Index was called the Victory US Large Cap Volatility Weighted BRI Index.

INDEX REBALANCING AND MAINTENANCE

The Victory BRI Indexes are rebalanced semi-annually. The Calculation Agent maintains the Victory BRI Indexes throughout the year, which includes monitoring and adjustments for company additions and deletions, stock splits, corporate restructurings and other corporate actions. Corporate actions are generally implemented on the effective date of such corporate actions. A security also may be removed from the Victory BRI Indexes in between rebalancing in the event the security is liquidated, de-listed, the company files for bankruptcy or is acquired or the security no longer represents an investable asset. Upon deletion, the weight of the removed stock is reallocated proportionately to the remaining constituents. Additions are made only upon the effective date of the semi-annual rebalance and reconstitution.

SEMI-ANNUAL INDEX RECONSTITUTION DATES

Each Index is reconstituted periodically during the year according to a prescribed schedule. In conjunction with each reconstitution date, an Index’s rules are applied to its universe of publicly traded securities in order to determine which securities are eligible for inclusion in the Index. New securities are added to the Index only on reconstitution dates and only securities that comply

INDEXES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 8

with the Index methodology are eligible to be included in an Index. Securities that no longer meet eligibility for an Index on the reconstitution date are omitted. The Index Provider is solely responsible for the nature and extent of any reconstitution of any Index.

CHANGES TO THE INDEX METHODOLOGY

Each Index is governed by a rules-based methodology. To the extent possible, material changes to the methodology will be publicly disclosed to shareholders prior to implementation. The Index Provider is solely responsible for the nature and extent of any changes to any Index.

NO GUARANTEE OR WARRANTY; INDEX ERRORS

Neither the Adviser, Sub-Adviser, the Calculation Agent nor the Funds make any representation or warranty, express or implied, including without limitation to the Funds’ shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Victory BRI Indexes to track general stock market performance.

Neither Adviser, Sub-Adviser, the Calculation Agent nor the Funds guarantees the accuracy, completeness, or performance of the Victory BRI Indexes or the data included therein and shall have no liability in connection with the Victory BRI Indexes or their calculation, including any errors or omissions in calculating the Victory BRI Indexes. Errors with respect to the quality, accuracy and completeness of the data within the Victory BRI Indexes may occur from time to time and may not be identified and corrected for a period of time, if at all. Any gains, losses or costs to a Fund as a result of errors in its respective Victory BRI Index will be borne by the Fund.

INDEXES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 9

Section 4 |	Investment Practices, Instruments and Risks

Investment Practices

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Policies and Limitations of the Funds” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s Prospectus and this SAI.

Instruments and Risks

EQUITY SECURITIES

Equity securities in which a Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

COMMON STOCK

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

PREFERRED STOCK

A Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

CONVERTIBLE SECURITIES

A Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 10

securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

PARTICIPATION NOTES

A Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations. Investing in participation notes involves the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. However, the performance results of participation notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. In addition, participation notes are subject to counterparty risks. Participation notes may be considered illiquid.

WARRANTS

A Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. If a warrant held by a Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

DEPOSITARY RECEIPTS

A Fund may invest in sponsored and unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs. Without limitation, a Fund may also invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement.

Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

A Fund may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 11

INCOME TRUSTS

A Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the “unitholders.” Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or “trust units” are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit’s market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

PUBLICLY TRADED PARTNERSHIPS

A Fund may invest in publicly traded partnerships (“PTPs”). PTPs are limited partnerships, the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP, he or she becomes a limited partner. PTPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “roll up” into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets’ full value or as an alternative to issuing debt. A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this an unappealing option; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP’s which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

REAL ESTATE INVESTMENT TRUSTS

A Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 12

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of a Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

FIXED INCOME/DEBT/BOND SECURITIES

It is anticipated that the Funds will be invested in equities rather than debt securities. The Adviser may, however, determine it is prudent to invest in debt securities described and explained in this section.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in a Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which a Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations typically redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

A Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 13

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Liquidity Risk. Rising interest rates may result in periods of volatility and increased redemptions. As a result of increased redemptions, a Fund may have to liquidate portfolio securities at disadvantageous prices and times, which could reduce a Fund’s return. A reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease liquidity.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances and are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. A Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which a Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

INTERNATIONAL AND FOREIGN DEBT SECURITIES.

International bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Eurodollar Bonds”). International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund).

Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s investment.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 14

In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund’s investments.

Since most foreign debt securities are not rated, a Fund will invest in those foreign debt securities based on the Sub-Adviser’s analysis without relying on published ratings. Achievement of a Fund’s goals, therefore, may depend more upon the abilities of the Sub-Adviser than would otherwise be the case. The value of the foreign debt securities held by a Fund, and thus the net asset value of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in debt securities are denominated with respect to the U.S. dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign debt securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

A Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

TIME DEPOSITS AND VARIABLE RATE NOTES

A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

COMMERCIAL PAPER

A Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 15

to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

SECURITIES OF OTHER INVESTMENT COMPANIES

General. Except as described in the following paragraphs, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (1) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (2) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.

A Fund may also purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its Advisory fee in an amount necessary to offset any such sales charge or service fee.

Pursuant to an order issued by the SEC exempting certain exchange-traded funds (“ETFs”) from Section 12(d)(1) of the 1940 Act (SEC Order and Rule 12d1-4 under the 1940 Act), in addition to procedures approved by the Board, each Fund may invest in such ETFs in excess of the 5% and 10% limits described above, provided that the Fund complies with relevant regulatory conditions enters into a participation agreement and any other applicable investment limitations.

As a shareholder of an investment company, a Fund indirectly will bear its proportionate share of any management fees and other expenses paid by such investment company in addition to the fees and expenses a Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. A Fund would also bear the risk of all of the underlying investments held by the other investment company. An investment company may not achieve its investment objective.

Exchange-Traded Funds (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Certain ETFs are actively managed portfolios rather than being based upon an underlying index. ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities or commodities that replicates, or is a representative sample of, a particular index or commodity and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 16

Unit Investment Trusts (“UITs”) are investment companies that hold a fixed portfolio of securities until the fixed maturity date of the UIT. A Fund would generally only purchase UITs in the secondary market for cash, which would result in the payment of commissions.

Risk Factors Associated with Investments in ETFs and UITs. ETF and UIT shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF or UIT it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF or UIT shares would be unable to sell them until trading is resumed. There can be no assurance that an ETF or UIT will continue to meet the listing requirements of the exchange or that an active secondary market will develop for shares. In addition, because ETFs and UITs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF or UIT could decline if prices of those instruments or commodities decline. An overall decline of those instruments or commodities comprising an ETF’s or UIT’s benchmark index could have a greater impact on the ETF or UIT and investors than might be the case in an investment company with a more widely diversified portfolio.

Losses could also occur if the ETF or UIT is unable to replicate the performance of the chosen benchmark index. There may be times when the market price for an ETF or UIT and its NAV vary significantly, and a Fund may pay more than (premium) or less than (discount) NAV when buying shares on the secondary market. The market price of an ETF’s or UIT’s shares includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that the shares may trade at a discount to NAV and the discount is likely to be greatest when the price of shares is falling fastest.

Other risks associated with ETFs and UITs include the possibility that: (i) an ETF’s or UIT’s distributions may decline if the issuers of the ETF’s or UIT’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF or UIT could be terminated. Should termination occur, the ETF or UIT could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or UIT or its investments, because ETFs and UITs are generally passively managed, could expose investors in ETFs and UITs to unknown risks. Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.

FOREIGN SECURITIES

General. A Fund may invest in foreign securities and ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. A Fund may purchase securities of emerging market issuers and ETFs and other investment companies that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar,

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 17

and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Investing through Stock Connect. Certain of the Funds may invest in developing markets through trading structures or protocols that subject them to certain risks (such as risks associated with illiquidity, custody of assets, different settlement and clearance procedures, asserting legal title under developing legal and regulatory regimes and other risks) to a greater degree than in developed markets or even other developing markets. For example, a Fund may invest in certain eligible (non-China State-Owned) Chinese securities (“China A-Shares”) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) through the Hong Kong—Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by the Hong Kong Stock Exchange (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. Stock Connect is subject to regulations promulgated by regulatory authorities for both SSE and SEHK. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely affect Stock Connect and the value of the China A-Shares held by a Fund. There is no guarantee that the systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets or that both exchanges will continue to support Stock Connect in the future. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Although trading through Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to the aggregate volume of trading on Stock Connect, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities or to enter into or exit trades on a timely basis. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect pursuant to the program’s rules, which may further subject a Fund to liquidity risk in respect of China A-Shares. Stock Connect can only operate when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As a result, if either or both of these markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because of the way in which China A-Shares are held through Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE becomes insolvent. Only certain China A shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through Stock Connect. Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker.

Special Risk Considerations of Investing in China. As a part of Excluded Securities, the Funds will not invest in China-State Owned securities. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events.

The government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through associated offshore shell companies. These developments include government-led cybersecurity reviews of certain companies raising capital through offshore entities. In a number of sectors in China in which a Fund may invest, companies are not allowed to have foreign ownership and cannot directly list on exchanges outside of China. To raise money on such

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 18

exchanges, many China-based operating companies are structured as Variable Interest Entities (“VIEs”). In such an arrangement, a China-based operating company often establishes an offshore shell company in another jurisdiction to issue stock to public shareholders. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the NYSE. While the shell company has no equity ownership in the China-based operating company, for accounting purposes the shell company is able to consolidate the operating company into its financial statements. For an investor such as a Fund, this arrangement creates “exposure” to the China-based operating company, though only through a series of service contracts and other contracts.

Uncertainty about future actions by the government of China could significantly affect the operating company’s financial performance and the enforceability of the contractual arrangements. The government of China could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law. In addition, if either the China-based company (or its officers, directors, or Chinese equity owners) breach those contracts with the U.S.-listed shell company, or Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, investors, such as a Fund, may suffer significant losses with little or no recourse available. Moreover, if the parties to these contracts do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the U.S.-listed company may lose control over the China-based company, and investments in its securities may suffer significant economic losses. Additional risks, among others, could entail that a breach of the contractual agreements between the U.S.-listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, and investments in the U.S.-listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the U.S.-listed company.

DERIVATIVES

The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement, which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if a Fund does not intend to physically settle the transaction within 35 days of its trade date.

Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Funds to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date of this SAI, all Funds except the Market Neutral Fund rely on the Limited Derivatives User Exception.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 19

OPTIONS

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities, stock indices, other index, reference asset or reference item and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or the Value Line Composite Index or a narrower market index, such as the S&P 100®.

Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 20

trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.

Options on Futures Contracts. A Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options. A Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 21

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

A Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Spread Transactions. A Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

FUTURES CONTRACTS

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index or reference item such as stock volatility) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 22

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

SWAP AGREEMENTS

A Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. A Fund does not invest more than 25% of its assets in swap contracts with any one counterparty. Security investments are made without restriction as to the issuer’s country. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Sub-Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

A Fund may enter into a swap agreement in circumstances where the Sub-Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

PRECIOUS METALS AND OTHER COMMODITIES

Certain Funds are subject to the risk of sharp price volatility of metals or other commodities, and of shares of companies principally engaged in activities related to metals or other commodities. Investments related to metals or other commodities may fluctuate in price significantly over short periods of time because of a variety of global economic, financial, and political factors. These factors include: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 23

fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; commodity prices; fluctuations in industrial and commercial supply and demand; government regulation of the metals and other commodities industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

WHEN-ISSUED, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis.

A Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.

A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date..

ILLIQUID AND RESTRICTED SECURITIES

A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

TPL and Victory Capital, under oversight of the Board, determines whether a particular investment is deemed to be liquid based on the trading markets for the specific security and other factors.

PASSIVE INVESTMENT STRATEGIES

The Funds, other than the Market Neutral Fund, pursue a passive or “indexing” strategy. The Funds will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the respective index each is designed to track. A Fund’s return may not match the return of its index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities and differences between the Fund’s portfolio and the index resulting from legal restrictions, cost or liquidity constraints.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 24

It is also possible that a Fund may not replicate the performance of the Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. A Fund may also have to vary its portfolio holdings from the composition of the Index in order to qualify, and continue to qualify, as a “regulated investment company” under the Code. See Taxes below for additional information on the Fund’s tax treatment.

LENDING PORTFOLIO SECURITIES

A Fund may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. Under the Fund’s current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral. A Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Adviser or the lending agent has determined are creditworthy under guidelines established by the Board. Although these loans are fully collateralized, there are risks associated with securities lending. A Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the Funds. Each Fund will limit its securities lending to 33-1/3% of its total assets.

SHORT SALES

A Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 30% of the value of the Fund’s net assets. This percentage may be varied by action of the Board. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

REGULATION AS A COMMODITY POOL OPERATOR

The Funds have filed with the National Futures Association (“NFA”), a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operations. Accordingly, the Funds will not be subject to registration or regulation as a commodity pool.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 25

RECENT MARKET CONDITIONS AND EVENTS

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund’s investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments, increase uncertainty in or impair the operation of the United States or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and the value of a Fund’s investments. Outbreaks of illnesses and diseases, such as severe acute respiratory syndrome (“SARS”), influenza of various types and, most recently, COVID-19, or other similarly infectious diseases, may have material adverse impacts on a Fund and its performance. Epidemics and/or pandemics, such as COVID-19, have and may further result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, significant challenges to healthcare service preparation and delivery, and quarantines and stay-at-home orders, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of COVID-19, and other epidemics and/or pandemics that may arise in the future, and may affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. The impact of public health crises, including COVID-19, may continue to last for an extended period of time.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stabilize the economy and calm the financial markets and may continue to do so, but the ultimate impact of these efforts and interventions is uncertain. In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which a Fund invests, the markets in which they trade, or the issuers of such securities, in ways that cannot necessarily be foreseen at the present time. Governmental and quasi-governmental authorities and regulators throughout the world, such as the

U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and changes to interest rates. Certain of those policy changes, for example, have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The impact of infectious diseases in developing and emerging market countries, however, may be greater due to less established health care systems and fewer government resources to bolster their economies. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries.

In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in credit markets and the failure of major domestic and international financial institutions. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions and may result in heightened market volatility and a decline in the value of a Fund’s portfolio. Changes in government policies or central banks could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. The markets could react strongly to expectations for changes in government policies, which could increase volatility, especially if the market’s expectations are not borne out. There can be no assurance that the initiatives undertaken by governments and central banks will be successful.

INVESTMENTS BY OTHER REGISTERED INVESTMENT COMPANIES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 26

COVID-19, and future epidemics or pandemics, could also impair the information technology and other operational systems upon which a Fund’s service providers rely, and could otherwise disrupt the ability of a Fund’s service providers to perform essential tasks. These could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, and negatively impact a Fund’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which a Fund may invest, may also be adversely impacted by reduced demand for oil and other energy commodities as a result of a slowdown in economic activity and by price competition among key oil producing countries. In the recent past, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries responded, oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay dividends may be negatively impacted, which could adversely impact a Fund’s performance. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.

Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States may also be considering significant new investments in infrastructure and national defense which, coupled with potentially lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being considered through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. There may be additional increases in the amount of debt due to the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the recent period of historically low rates, the effect of government fiscal and monetary policy initiatives, and potential market reactions to those initiatives.

Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal, or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerative to climate change.

Some market participants have expressed concern that passively-managed index funds and other indexed products inflate the value of their component securities. If the component securities in such indices decline in value for this and other reasons, the value of a Fund’s investments in these securities will also decline.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 27

for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian and Ukrainian economies and may result in the further decline of the value and liquidity of Russian and Ukrainian securities, a continued weakening of the ruble and hryvnia and continued exchange closures, and may have other adverse consequences on the Russian and Ukrainian economies that could impact the value of these investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian and Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Funds and their investments or operations could be negatively impacted.

Risks Related to Cybersecurity. The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Services, Inc., the “Distributor,” the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cybersecurity risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.

Brexit. The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as (“Brexit”). Following the withdrawal, in December 2020, the United Kingdom and the EU entered into a new trading relationship. The agreement allows for continued trading free of tariffs, but institutes other new requirements for trading between the United Kingdom and the EU. Even with a new trading relationship having been established, Brexit could continue to affect European or world wide political, regulatory, economic, or market conditions. There is the possibility that there will continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of the Fund’s investments. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to a Fund, as there may be negative effects on the value and liquidity of the Fund’s investments and/or a Fund’s ability to enter into certain transactions.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 28

Section 5 |	Investments by Other Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of a Fund. Other registered investment companies (typically structured as a “fund of funds”) are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) as permitted by any rules and regulations adopted under applicable law, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.

PURCHASE AND REDEMPTION OF SHARES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 29

Section 6 |	Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities

Each Fund’s NAV is determined, and the shares of each Fund are priced normally as of the valuation time(s) indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the NYSE is open. The NYSE is generally closed in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas Day. In addition to closing in observance of the same holidays as the NYSE, the Federal Reserve Bank of Cleveland is also closed on Columbus Day and Veterans Day.

In the event of an emergency or other disruption in trading on the NYSE, a Fund’s share price will normally be determined based upon the close of the NYSE.

The Funds generally value their investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated.

Under Rule 2a-5 of the 1940 Act, the Board has delegated to the Adviser, as valuation designee, responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstancesthe Adviser will use its best efforts to arrive at the fair value of a security held by a Fund under all reasonably ascertainable facts and circumstances. The Adviser must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Adviser has adopted written policies and procedures, which have been approved by the Board, to guide the Adviser with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

INVESTMENT COMPANY SECURITIES

Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund. Shares of ETFs are valued in the manner described below under “Equity Securities.”

FIXED INCOME SECURITIES

Fixed income securities held by a Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Adviser, that determines value by using, among other things, information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight.

EQUITY SECURITIES

Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on Nasdaq’s ACT System is valued at the Nasdaq Official Closing Price.

FUTURES AND OPTIONS CONTRACTS

For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

PURCHASE AND REDEMPTION OF SHARES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 30

FUNDS THAT INVEST A SIGNIFICANT AMOUNT OF THEIR ASSETS IN FOREIGN SECURITIES

Time zone arbitrage. Funds that invest a significant amount of their assets in foreign securities, may be exposed to attempts by investors to engage in “time-zone arbitrage.” Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Funds calculate their NAV.

If successful, time zone arbitrage might dilute the interests of other shareholders. These Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser considers to be their fair value. Fair value pricing may also help to deter time zone arbitrage.

If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by a Fund is traded and before the time as of which the Fund’s NAV is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that more accurately reflect the security’s fair value.

The Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

OTHER VALUATION INFORMATION

Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

Fair value determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by the Adviser in accordance with applicable law. Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith of the Adviser in accordance with applicable law.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

PURCHASE AND REDEMPTION OF SHARES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 31

Section 7 |	Purchase and Redemption of Shares

Creation Units

Each Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the NYSE is open for business.

A Creation Unit is an aggregation of 50,000 shares. The Board may declare a split or a consolidation in the number of shares outstanding of each Fund or Trust, and make a corresponding change in the number of shares in a Creation Unit.

AUTHORIZED PARTICIPANTS

To purchase or redeem any Creation Units, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in each Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

TRANSACTION FEES

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate each Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse each Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by each Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of each Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services.

PURCHASE AND REDEMPTION OF SHARES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 32

The following table sets forth each Fund’s standard Transaction Fees and maximum additional charge (as described above):

	FEE FOR IN KIND AND CASH PURCHASES AND REDEMPTIONS	MAXIMUM ADDITIONAL VARIABLE CHARGE FOR CASH PURCHASES AND REDEMPTIONS*
US Small Cap Core ETF	$250	2%
US Large/Mid Cap Core ETF	$500	2%
US Large/Mid Cap Core Enhanced ETF	$500	2%
High Dividend Stock ETF	$250	2%
High Dividend Stock Enhanced ETF	$250	2%
International ETF	$4500	2%
Market Neutral ETF	$250	2%

*	As a percentage of the amount invested.

THE CLEARING PROCESS

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

FOREIGN SECURITIES

Because the portfolio securities of each Fund may trade on days that the Exchange is closed or are otherwise not Business Days for each Fund, shareholders may not be able to redeem their shares of each Fund, or to purchase or sell shares of each Fund on the Exchange, on days when the NAV of each Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

PORTFOLIO DEPOSIT

The consideration for a Creation Unit generally consists of the in-kind deposit of designated securities (“Deposit Securities”) and an amount of cash in U.S. dollars (“Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of each Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to each Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from each Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable, subject to any adjustments as described below, to purchases of Creation Units until the next announcement of Deposit Securities.

PURCHASE AND REDEMPTION OF SHARES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 33

The Deposit Securities may change as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Sub-Adviser in each Fund’s portfolio. The Deposit Securities may also change in response to the rebalancing and/or reconstitution of the Underlying Index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

CUSTOM ORDERS AND CASH-IN-LIEU

Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. Each Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, each Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. Each Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the 1933 Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

PURCHASE ORDERS

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

TIMING OF SUBMISSION OF PURCHASE ORDERS — NON-INTERNATIONAL FUNDS

Subject to the terms of the applicable Participant Agreement, all orders to purchase shares directly from any Fund (other than an International Fund) must be placed for one or more Creation Units and in the manner and by 4:00 p.m. Eastern time or such earlier time that the Exchange or bond market closes (the “Cut-off Time”) in order to receive the NAV calculated on the Transmittal Date. The “Transmittal Date” is the date on which such an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below).

TIMING OF SUBMISSION OF PURCHASE ORDERS — INTERNATIONAL FUND

Subject to the terms of the applicable Participant Agreement, all orders to purchase shares directly from an International Fund on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:00 p.m. Eastern time and 5:00 p.m. Eastern time on the prior Business Day in order to receive the NAV calculated on the Transmittal Date. For purposes of the International Funds, the “Transmittal Date” is the Business Day following the day on which such an order is submitted to purchase Creation Units (or an order to redeem Creation Units, as set forth below).

INTERMEDIARY DEADLINES

Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for domestic securities (“T+2”).

ORDERS USING THE CLEARING PROCESS

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor or its agent transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to each Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

PURCHASE AND REDEMPTION OF SHARES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 34

ORDERS OUTSIDE THE CLEARING PROCESS

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to each Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to each Fund for any losses incurred by each Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local Sub-custodian(s) of each Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by each Fund, will then provide information of the order to such local Sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to each Fund’s account at the applicable local Sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to each Fund, immediately available or same day funds in U.S. dollars estimated by each Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

ACCEPTANCE OF PURCHASE ORDER

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund. Each Fund’s determination shall be final and binding.

Each Fund reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of each Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to each Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Fund or the Adviser, have an adverse effect on the Trust, Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, each Fund’s Custodian, a Sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. Each Fund, the Custodian, any Sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

ISSUANCE OF A CREATION UNIT

Once a Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the Deposit Securities, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+2.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Deposit Securities, when a local Sub-custodian has confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to a Fund’s account with the Sub-custodian, the Fund will issue and deliver the Creation

PURCHASE AND REDEMPTION OF SHARES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 35

Unit. As stated above, Creation Units are generally delivered on T+2. However, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

A Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities under the following circumstances if, pursuant to the applicable Participant Agreement, the relevant Authorized Participant provides an undertaking to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery of cash in U.S. Dollars to the Custodian having a value equal to at least 105% of the value of the missing Deposit Securities (“Collateral”) as adjusted by time to time by the Adviser. The Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed and must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The value of the missing Deposit Securities is marked to market daily and the amount of Collateral is adjusted to make sure the Collateral value is at least 105% of the marked value. At any time, a Fund may use the Collateral to purchase the missing Deposit Securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing Deposit Securities have been received by a Fund. More information regarding a Fund’s current procedures for collateralization is available from the Funds.

CASH PURCHASE METHOD

When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

The Funds reserve the right to offer purchases of Creation Units solely in cash if, on a given Business Day, a Fund announces before the open of trading that all purchases on that day will be made entirely in cash A Fund may also, on a given Business Day, require all Authorized Participants purchasing Creation Units on that day to deposit cash in lieu of some or all of the Deposit Securities because: (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of Foreign Funds holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances.

The Fund may also permit an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities because: (i) such securities are not available in sufficient quantity or (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting.

Redeeming Creation Units

Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request made in proper form by the Distributor on any Business Day. A Fund will not redeem shares in amounts less than Creation Units.

REDEMPTION BASKET

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and an amount of cash in U.S. dollars (“Cash Component”). Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 36

Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser in the Fund’s portfolio. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

CUSTOM REDEMPTIONS AND CASH-IN-LIEU

A Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. Each Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the 1933 Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

REDEMPTION REQUESTS

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor. An Authorized Participant will represent to the Fund that it will not attempt to place a redemption order for the purpose of redeeming any Creation Units, unless it first ascertains or has reasonable grounds to believe that as of the time of the settlement date: (i) it, or its customer, as the case may be, will own outright (or have full legal authority and legal beneficial right to tender) the requisite number of Fund shares for redemption, and (ii) all of the shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such shares to a Fund on the settlement date. Each Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and /or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by a Fund.

TIMING OF SUBMISSION OF REDEMPTION REQUESTS – NON-INTERNATIONAL FUNDS

Subject to the terms of the applicable Participant Agreement, all orders to redeem shares directly from any Fund (other than an International Fund) directly from a Fund must be placed for one or more Creation Units by the Cut-off Time in order to receive the NAV calculated on the Transmittal Date.

TIMING OF SUBMISSION OF REDEMPTION REQUESTS – INTERNATIONAL FUND

Subject to the terms of the applicable Participant Agreement, all orders to redeem shares directly from an International Fund that invests a significant amount of its assets in foreign securities directly from the Funds on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day in order to receive the NAV calculated on the Transmittal Date. The Transmittal Date is the Business Day following the day on which such an order is submitted to redeem Creation Units.

INTERMEDIARY DEADLINES

A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 37

REQUESTS USING THE CLEARING PROCESS

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

REQUESTS OUTSIDE THE CLEARING PROCESS

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T-1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T-1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T-1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local Sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local Sub-custodian(s).

ACCEPTANCE OF REDEMPTION REQUESTS

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

DELIVERY OF REDEMPTION BASKET

Once a Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below; however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to a Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method. The Funds reserve the right to redeem Creation Units solely in cash if, on a given Business Day, a Fund announces before the open of trading that all redemptions on that day will be made entirely in cash. A Fund may also on a given Business Day, requires all Authorized Participants redeeming Creation Units on that day to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of International Funds holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Funds may also permit an Authorized Participant to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not available in sufficient quantity, (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting, or (iii) a holder of shares of a Fund holding non-U.S. investments would be subject to unfavorable income tax treatment if

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 38

the holder receives redemption proceeds in kind. When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 39

Section 8 |	Management of the Trust

Board Leadership Structure

The Trust is governed by a Board of Trustees consisting of twelve (12) Trustees, nine (9) of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Interested Trustee, who functions as the lead Trustee. Mr. Alan Ross, an “Independent Trustee”, serves as Vice Chairman of the Board. The Chair serves as liaison between the Board and its Committees, and the Adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda and participates on certain of the Board’s Committees.

BOARD ROLE IN RISK OVERSIGHT

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board regularly reviews reports relating to compliance and enterprise risk, including operational risk and personnel, reports related to the Trust’s compliance program and the Chief Compliance Officer, and investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

TRUSTEES AND OFFICERS

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years, and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 19 portfolios in the Trust. There is no defined term of office, and each trustee serves until his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s and Officer’s address is c/o Timothy Partners, Ltd, 1055 Maitland Center Commons, Maitland, FL 32751

INTERESTED TRUSTEES

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Arthur D. Ally[1] 1055 Maitland Center Commons Maitland, FL Born: 1942	Trustee, Chairman, President, and Treasurer	Indefinite; Trustee and President since 1994	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. CEO and general partner of Timothy Partners, Ltd. (“TPL”), the investment Adviser and principal underwriter to each Fund. CFI is also TPL’s managing general partner.

			None

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 40

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Mathew D. Staver[2] 1055 Maitland Center Commons Maitland, FL Born: 1956	Trustee	Indefinite; Trustee since 2000	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

An attorney specializing in free speech, appellate practice, and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.

			None

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Patrice Tsague[3] 1055 Maitland Center Commons Maitland, FL Born: 1973	Trustee	Indefinite; Trustee since 2011	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

1.	Mr. Ally is an “interested” Trustee, as defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

2.	Mr. Staver is an “interested” Trustee, as defined in the 1940 Act, because he has a limited partnership interest in TPL.

3.	Mr. Tsague is an “interested” Trustee, as defined in the 1940 Act, because of a material financial relationship with TPL.

INDEPENDENT TRUSTEES

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Dale A. Bissonette 1055 Maitland Center Commons Maitland, FL Born: 1958	Trustee	Indefinite; Trustee since 2020	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	President, Good Place Holdings, a Christian Centered Business Holding Company.		None

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 41

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Kenneth Blackwell 1055 Maitland Center Commons Maitland, FL Born: 1948	Trustee	Indefinite; Trustee from 2011 to 2020 and 2022 to present	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Self-Employed Independent Public Policy Consultant.

Public Interest Legal Foundation; National Rifle Association; Columbia International University; International Foundation For Electoral Systems; Law Enforcement Legal Defense Fund; American Constitution Rights Union.

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Richard W. Copeland 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2005	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

Retired. Associate Professor of Law Stetson University. Retired Principal of Copeland & Covert, Attorneys at Law, specializing in tax and estate planning. B.A. from Mississippi College, JD from the University of Florida, and LLM Taxation from the University of Miami.

			None

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Deborah Honeycutt 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2010	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.

			None

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 42

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Bill Johnson 1055 Maitland Center Commons Maitland, FL Born: 1946	Trustee	Indefinite; Trustee since 2005	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

President (and Founder) of the American Decency Association, Freemont, MI, since 1999. Previously served as Michigan State Director for the American Family Association (1987-1999). Previously, he was a public school teacher for 18 years. B.S. from Michigan State University and a Master of Religious Education from Grand Rapids Baptist Seminary.

			None

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
John C. Mulder 1055 Maitland Center Commons Maitland, FL Born: 1950	Trustee	Indefinite; Trustee since 2005	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

President of WaterStone (FKA, the Christian Community Foundation, and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from the University of Chicago.

			None

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Scott Preissler, Ph.D. 1055 Maitland Center Commons Maitland, FL Born: 1960	Trustee	Indefinite; Trustee since 2004	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

Scott Preissler, Ph.D., is the Executive Director of Friendship Christian School in Suwanee, Georgia, and The National Center for Stewardship & Generosity. He is a former professor and past President and CEO of The Christian Stewardship Association (CSA) and Southern Baptist state headquarters in Texas and Georgia.

			None

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 43

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Abraham M. Rivera 1055 Maitland Center Commons Maitland, FL Born: 1969	Trustee	Indefinite; Trustee since 2020	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Pastor / President / Director for La Puerta Life Center, Inc., a Florida corporation.		1

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Alan M. Ross 1055 Maitland Center Commons Maitland, FL Born: 1951	Trustee, Vice Chairman	Indefinite; Trustee since 2004	19
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

Founder and CEO of Kingdom Companies since 2000. Previously, he served as President and CEO of Fellowship of Companies for Christ. Alan is the president of the Electric Power Reliability Alliance (EPRA), a nonprofit serving industrial, commercial, and grid-edge electrical reliability practitioners.

			None

PRINCIPAL EXECUTIVE OFFICERS

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Terry Covert 1055 Maitland Center Commons Maitland, FL Born: 1947	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Chief Compliance Officer and General Counsel for the Adviser, Timothy Partners, Ltd; Partner, Copeland Covert & Smith PLLC, law firm.		N/A

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 44

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Cheryl Mumbert 1055 Maitland Center Commons Maitland, FL Born: 1970	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	CMDO for Adviser, Timothy Partners, Ltd.		N/A

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
David D. Jones 1055 Maitland Center Commons Maitland, FL Born: 1957	Chief Compliance Officer	Since 2004, Indefinite Term	N/A
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm), 1998 to 2015.		N/A

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
David James 225 Pictoria Drive Cincinnati, Ohio 45246 Born: 1970	Secretary	Secretary since 2023, Assistant Secretary since 2022, Indefinite Term	N/A
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE

As Executive Vice President, Chief Legal and Risk Officer at Ultimus Fund Solutions, since 2018; Department Head of State Street Bank and Trust Company’s Fund Administration Legal Department -2003-2018.

N/A

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Brittany Weise 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Born: 1990	Assistant Secretary	Assistant Secretary since 2023, Indefinite Term	N/A
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Associate Counsel – Ultimus Fund Solutions 2022-Pres., Attorney – Morgan & Morgan P.A. (formerly Mitcheson & Lee, LLP) 2019 – 2022, Fund Officer – State Street Bank and Trust Company, 2018-2019.		N/A

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 45

NAME, AGE & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE & LENGTH OF TIME SERVED	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Deryk Jones 4221 North 203rd St., Suite 100 Elkhorn, NE 68022 Born: 1988	AML Officer	AML Officer since 2022, Indefinite Term	N/A
	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS		DIRECTORSHIPS HELD BY TRUSTEE
	Compliance Analyst since March 2018		N/A

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

Each Trustee’s experience, qualifications, attributes, or skills, both on an individual and combined basis with those of the other Trustees, lead the Board of Trustees to conclude that they are qualified to serve on the Board. The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question, and discuss the information provided to them; to interact effectively with the Adviser, other service providers, legal counsel, and independent public accountants; and to exercise practical business judgment in the performance of their duties as Trustees, support this conclusion. The Board of Trustees also considers the contributions each Trustee can make to the Board and the Trust a valuable asset.

As described in the table above, the Independent Trustees have served as such for a considerable time, which has provided them with knowledge of the business and operation of the Funds and the Trust. In addition, the following specific experience, qualifications, attributes, and/or skills apply to each Trustee:

Arthur Ally served as a financial professional for nearly twenty years before establishing TPL, the Adviser and distributor of the Timothy Plan Funds. Mr. Ally has a degree in accounting and economics and has earned numerous professional designations.

Mat Staver served as Dean of Liberty University School of Law and is the founder and chairperson of Liberty Counsel. Mr. Staver has argued before the United States Supreme Court and brings his extensive legal background to the Board.

Richard Copeland is a retired Associate Professor from Stetson University School of Business Administration. Retired Principal of Copeland & Covert, Attorneys at Law specializing in tax and estate planning. B.A. from Mississippi College, JD from the University of Florida, and LLM Taxation from the University of Miami.

Deborah Honeycutt is a physician practicing in the Atlanta, GA, area. Dr. Honeycutt has experience managing and directing health clinics and as a family medical practitioner and brings extensive business experience and experience in the healthcare sector to the Board.

Bill Johnson has served in ministry by being on the front lines in the fight against pornography. Mr. Johnson brings a keen knowledge of the various forms of pornography and hands-on experience running a non-profit organization.

John Mulder is the executive director of Waterstone, a charitable remainder trust custodian that serves persons across the United States. Mr. Mulder brings proficiency in taxation and the skills he has acquired in managing a national organization.

Scott Preissler, Ph.D., is the Executive Director of Friendship Christian School in Suwanee, Georgia. Dr. Preissler was the primary founder and 1st Executive Director of The National Center for Stewardship & Generosity. He was formerly a graduate school-chaired professor and past President and CEO of The Christian Stewardship Association (CSA). He served in steward leadership roles at the Southern Baptist state headquarters in Texas and Georgia. Dr. Preissler brings extensive organizational and nonprofit executive leadership/management experience to the Board.

Alan Ross is an entrepreneur specializing in corporate turn-around ventures and is currently president of the Electric Power Reliability Alliance (EPRA). Mr. Ross offers the board the wealth of knowledge he has gained from his experiences as a manager/owner of numerous companies.

Patrice Tsague brings a unique combined perspective from his career, including counseling for international entrepreneurship and developing organizational techniques and business avenues.

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 46

Pastor Abraham M. Rivera receives various honors and awards for his work in the community, including the United States Congressional Award for Hispanic Leadership. He is currently on the teaching staff of St. Thomas University. Mr. Rivera is the Pastor / President / Director for the La Puerta Life Center, Inc. in Florida.

Dale A. Bissonette is the President of Good Place Holdings, a Christian Centered Business holding Company. Mr. Bissonette adds diverse business skills and experience to the Board.

Kenneth Blackwell brings his vast experience and unique perspective gained as the former mayor of Cincinnati, Ohio, and also served as former Secretary of State for Ohio. Mr. Blackwell was an overseas ambassador, author, and celebrated business entrepreneur.

References to the experience, qualifications, attributes, or skills of the Trustees are pursuant to the requirements of the Securities and Exchange Commission. They do not indicate that the Board or any Trustee has unique expertise or experience and shall not impose any greater responsibility or liability on such Trustee or the Board by reason thereof.

BOARD STRUCTURE

The Board is responsible for overseeing the management and operations of the Trust and the Funds. The Board currently consists of nine independent trustees and three trustees who are interested persons in the Trust. Arthur D. Ally, an interested person of the Trust, serves as Chair of the Board. Mr. Alan Ross serves as Vice-Chair of the Board and the Lead Independent Trustee. Mr. Ross works with Mr. Ally to set the agendas for the Board and Committee meetings and chair meetings of the Independent Trustees. Generally, Mr. Ross is a liaison between the Independent Trustees and the Trust’s management during Board meetings.

The Board has two standing committees: the Audit Committee and the Governance Committee. The members of each Committee are not “interested” persons of the Trust (as defined in the 1940 Act).

The Audit Committee consists of Messrs. Bissonette – Chairman, Mulder, Copeland, and Pressler. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; acting as a liaison between the independent auditors and the full Board. The Audit Committee meets twice during each calendar year.

The Governance Committee consists of Messrs. Rivera – Chairman, Ross, Johnson, Tsague and Mrs. Honeycutt. The Governance Committee is responsible for overseeing the composition of the Board, the qualifications and independence of its members, compensation, education, the Trustees’ annual “self-assessment” and other governance matters, as well as the succession of Board members. The Committee meets on an as-needed basis and currently does not accept recommendations from shareholders regarding nominees. The Committee was established in February 2024.

The Independent Trustees have engaged independent legal counsel to advise on regulatory compliance and other topics. This legal counsel also serves as counsel to the Trust. In addition, the Board has engaged a Chief Compliance Officer (“CCO”) responsible for overseeing compliance risks. The CCO is also an officer of the Trust and reports to the Board at least quarterly on any material compliance items that have arisen. Annually, they provide the Board with a comprehensive compliance report outlining the effectiveness of the Trust’s compliance policies and procedures and those of its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically, the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;
●	Assess how Trust personnel monitor and evaluate risks;
●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational
●	structure in implementing those procedures;
●	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs and
●	Consider economic, industry, and regulatory developments and recommend changes to the Trust’s compliance programs to meet new regulations or industry developments.

Under normal circumstances, the Board meets in person quarterly. It holds four regular meetings annually to consider and act upon matters involving the Trust and the Funds. The Board also may hold special meetings to address matters arising between regular meetings. Beginning in March 2020, the Trustees may conduct quarterly meetings telephonically in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations in light of current travel concerns

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 47

related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting would be ratified, as required by the SEC’s relief, at a later in-person meeting. The Independent Trustees also regularly meet outside management and are advised by legal counsel. These meetings may take place in person or by telephone. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for Trust management. The Board has determined that its committee structure helps ensure that the Funds have effective and independent governance and oversight. Given the Adviser’s sponsorship of the Trust, that investors have selected the Adviser to provide overall management to the Funds, and Mr. Ally’s senior leadership role within the Adviser, the Board elected him Chairman. The Board reviews its structure regularly and believes that its leadership structure, including having at least two thirds Independent Trustees, coupled with the responsibilities undertaken by Mr. Ally as Chair, Mr. Ross as Vice-Chair and Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board also believes its leadership structure facilitates the orderly and efficient flow of information from fund management to the Independent Trustees.

The Board recognizes that it is impossible to identify all risks that may affect a Fund or to develop processes, procedures, and controls to eliminate or mitigate every occurrence or effect. The Board may change how it conducts its risk oversight role at any time and at its discretion.

Trustees Compensation

Compensation was paid by the Trust to the Trustees during the past calendar year as set forth in the table below.

The following tables indicate the compensation received by each Trustee from the Funds covered in this SAI and from the Fund Complex for the last calendar year ended December 31, 2023. As of December 31, 2023, there were 19 funds in the Timothy Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM FUNDS(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO DIRECTORS
Interested Trustees
Arthur D. Ally, Chairman	$0	$0	$0	$0
Mathew D. Staver	$0	$0	$0	$0
Patrice Tsague	$0	$0	$0	$0
Independent Trustees
Dale A. Bissonette	$8,000	$0	$0	$8,000
Kenneth Blackwell	$6,000	$0	$0	$6,000
Richard W. Copeland	$8,000	$0	$0	$8,000
Deborah Honeycutt	$8,000	$0	$0	$8,000
William Johnson	$8,000	$0	$0	$8,000
John C. Mulder	$6,000	$0	$0	$6,000
Scott Preissler, Ph.D.	$8,000	$0	$0	$8,000
Abraham M. Rivera	$8,000	$0	$0	$8,000
Alan M. Ross	$8,000	$0	$0	$8,000

(1)	The proportionate amount of Trustee fees allocable to the ETF’s are paid by the Adviser.

MANAGEMENT OF THE TRUST

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 48

Section 9 |	Control Persons and Principal Shareholders

Ownership

Control Person. For the purposes of ownership, “control” means the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A controlling ownership may be detrimental to the other shareholders of a Fund.

PRINCIPAL SHAREHOLDERS | AS OF 3/31/2024

The following shareholders owned 5% or more of a particular share class of the indicated Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a Fund may be deemed a control person of that class of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

FUND	NAME AND ADDRESS OF OWNER	% OWNED OF RECORD
US Small Cap Core ETF	CHARLES SCHWAB & CO., INC. 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	37%
	U.S. BANK NATIONAL ASSOCIATION 425 Walnut St, Cincinnati, OH 45202	23%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd, Jersey City, NY 07310	21%
	SEI PRIVATE TRUST COMPANY/C/O GWP 1 Freedom Valley Dr, Oaks, PA 19456	5%
US Large/Mid Cap Core ETF	CHARLES SCHWAB & CO., INC. 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	41%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd, Jersey City, NY 07310	28%
	PERSHING LLC, One Pershing Plaza, 14th Floor Jersey City, NY 07399	8%
	AMERICAN ENTERPRISE INVESTMENT SERVICES INC. 707 2nd Avenue South, Minneapolis, MN 55402	5%
US Large/Mid Cap Core Enhanced ETF	U.S. BANK NATIONAL ASSOCIATION 425 Walnut St, Cincinnati, OH 45202	73%
	PERSHING LLC, One Pershing Plaza, 14th Floor Jersey City, NY 07399	9%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd, Jersey City, NY 07310	8%

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 49

FUND	NAME AND ADDRESS OF OWNER	% OWNED OF RECORD
	CHARLES SCHWAB & CO., INC. 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	5%
High Dividend Stock ETF	CHARLES SCHWAB & CO., INC. 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	30%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd, Jersey City, NY 07310	28%
	AMERICAN ENTERPRISE INVESTMENT SERVICES INC. 707 2nd Avenue South, Minneapolis, MN 55402	10%
	LPL FINANCIAL LLC 4707 Executive Drive, San Diego, CA 92121	7%
	AXOS CLEARING LLC 9205 W Russell Road, Suite 400, Las Vegas, NV 89148	6%
High Dividend Stock Enhanced ETF	U.S. BANK NATIONAL ASSOCIATION 425 Walnut St, Cincinnati, OH 45202	48%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd, Jersey City, NY 07310	17%
	CHARLES SCHWAB & CO., INC. 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	12%
	PERSHING LLC One Pershing Plaza, 14th Floor, Jersey City, NY 07399	8%
	LPL FINANCIAL LLC 4707 Executive Drive, San Diego, CA 92121	5%
International ETF	CHARLES SCHWAB & CO., INC. 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	50%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd, Jersey City, NY 07310	27%
	U.S. BANK NATIONAL ASSOCIATION 425 Walnut St, Cincinnati, OH 45202	9%
Market Neutral ETF	U.S. BANK NATIONAL ASSOCIATION 425 Walnut St, Cincinnati, OH 45202	62%
	NATIONAL FINANCIAL SERVICES LLC 499 Washington Blvd, Jersey City, NY 07310	16%
	CHARLES SCHWAB & CO., INC. 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	11%
	FOLIO INVESTMENTS, INC. 8180 Greensboro Dr, 8th Floor, McLean, VA 22102	7%

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 50

Section 10 |	Investment Adviser and Other Service Providers

Investment Adviser

The Trust has entered into a written Investment Advisory agreement with Timothy Partners, Ltd. (“TPL” or the “Adviser”), for the provision of Investment Advisory services to each Fund (the “Advisory Agreement”), subject to the supervision and direction of the Trust’s Board of Trustees. The Advisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 24, 2023.

TPL has arranged for distribution, custody, fund administration, transfer agency and all other services necessary for the Funds to operate. The Adviser receives a fee for its services, (the “Management Fee”). From the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration and accounting, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, acquired fund fees and expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s Management Fee is designed to cause substantially all of the Funds’ expenses to be paid and to compensate the Adviser for providing services for the Funds.

The Advisory Agreement may be renewed after its initial two year term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment.

More complete factors considered by the Trust’s Board of Trustees in renewing the Investment Advisory agreement will be available in the Trust’s semi-annual report dated June 30, 2024.

The following schedule lists the Management Fee each Fund each Fund pays to the Adviser, as an annual percentage of its average daily net assets.

FUND	MANAGEMENT FEE
US Small Cap Core ETF	0.52%
US Large/Mid Cap Core ETF	0.52%
US Large/Mid Cap Core Enhanced ETF	0.52%
High Dividend Stock ETF	0.52%
High Dividend Stock Enhanced ETF	0.52%
International ETF	0.62%
Market Neutral ETF	0.65%

The following table sets forth the Management Fees paid to TPL for the fiscal periods ended December 31:

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 51

FUND	2021	2022	2023
US Small Cap Core ETF	$257,617	$295,091	$432,006
US Large/Mid Cap Core ETF	$939,536	$852,887	$1,075,180
US Large/Mid Cap Core Enhanced ETF	$78,360	$358,953	$316,568
High Dividend Stock ETF	$701,612	$843,066	$1,009,961
High Dividend Stock Enhanced ETF	$55,716	$313,456	$365,078
International ETF	$500,382	$477,791	$536,989
Market Neutral ETF (a)	N/A	N/A	277,674

(a)	Market Neutral ETF inception date is January 24, 2023.

At December 31, 2023, the Funds listed below held the following securities of issuers, each of which derived more than 15% of its gross revenues from the business of a broker, dealer, underwriter, or investment adviser:

FUND	Name of Broker or Dealer	Approx. Aggregate Value of Issuer Securities Owned by the Fund at 12/31/2023
Market Neutral ETF	Jefferies Financial Group, Inc.	$95,327
Market Neutral ETF	Virtu Financial, Inc.	$115,624
US Small Cap Core ETF	Virtu Financial, Inc.	$218,160

THE SUB-ADVISORY AGREEMENT

The Sub-Adviser, Victory Capital Management, Inc., serves as the Funds’ investment Sub-Adviser pursuant to a written Sub-Advisory agreement. The Sub-Advisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 24, 2024 (the “ Sub-Advisory Agreement”). Unless sooner terminated, the Sub-Advisory Agreement between the Sub-Adviser and the Adviser, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement is terminable as to any particular Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

More complete factors considered by the Trust’s Board of Trustees in renewing the investment Sub-Advisory Agreement will be available in the Trust’s semi-annual report dated June 30, 2024.

CONFLICTS OF INTEREST

The Sub-Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Sub-Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Sub-Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 52

laws) and compliance staff whose activities are focused on monitoring the activities of Sub-Adviser employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Sub-Adviser’s compliance program will achieve its intended result.

Other Service Providers

COMPLIANCE SERVICES

The Trust has entered into an Agreement with Drake Compliance LLC, pursuant to which Drake furnishes compliance oversight services to the Trust related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the Investment Company Act of 1940, as amended. The open-end traditional Funds in the Trust, in the aggregate, compensate Drake for these services on a pro rata basis. With respect to the ETF’s in the Trust, the Adviser pays their proportionate share of Drake’s compensation.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Citi Fund Services Ohio, Inc. (“CFSO”) serves as administrator and fund accountant to the Funds, and Citibank, N.A. (“Citibank”) serves as transfer agent to the Funds, pursuant to a written Agreement dated November 30, 2018, by and between TPL, CFSO and Citibank (the “Services Agreement”). CFSO and Citibank assist in supervising all operations of the Funds (other than those performed by TPL and/or Victory Capital either as investment Adviser or Sub-Adviser), subject to the supervision of the Board.

Under the Services Agreement, for the services that Citi renders to the Funds, TPL pays Citi an annual fee, computed daily and paid monthly, from the fees it receives from the Funds. In addition, TPL reimburses Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Services Agreement.

Unless sooner terminated, the Services Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Services Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Services Agreement. The Services Agreement provides that CFSO shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Services Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Services Agreement.

CFSO calculates certain Trust expenses and make certain disbursements; calculates capital gain and net investment income distribution information; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-Q and N-PORT, as applicable; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; assists with regulatory compliance; and assists in the annual audit of the Funds.

Citibank, N.A. (“Citibank”), located at 388 Greenwich St., New York, New York 10013, serves as transfer agent for the Funds and in that capacity pursuant to a Transfer Agency Services Agreement. Under its agreement with the Funds, Citibank has agreed, among other things, to (1) perform and facilitate the performance of purchases and redemptions of Creation Units by Authorized Participants; (2) record and calculate the number of outstanding Fund shares; (3) maintain shareholder accounts; (4) perform duties relating to anti-money laundering and identity theft prevention; and make periodic reports to the Board and regulators regarding its operations.

CUSTODIAN

General. Citibank, N.A., 388 Greenwich Street, New York, NY, 10013, serves as the custodian of each Fund’s assets pursuant to a Global Custodial and Agency Services Agreement dated November 30, 2018 (the “Custody Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under its respective Custody Agreement. The Custodian has entered into a Sub-custodian agreement with Goldman Sachs for derivatives transactions.

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 53

Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign Sub-custodian arrangements for the Trust’s assets. Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Custody Agreement. As Foreign Custody Manager, the Custodian must (a) determine that the assets of the International Funds held by a foreign Sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, the Custodian will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. The Custodian will provide the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

DISTRIBUTOR

Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101, serves as the distributor of Creation Units (the “Distributor”) for the Funds on an agency basis. The Trust has entered into a Distribution Agreement dated April 29, 2019 (“Distribution Agreement”), under which the Distributor agrees to receive orders from Authorized Participants to create and redeem shares in Creation Unit aggregations and transmit such orders to the Trust’s Custodian and transfer agent. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver Prospectuses and, upon request, SAIs to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable, without penalty, by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

CODES OF ETHICS

Each of the Trust, the Adviser, and the Sub-Adviser has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with Investment Advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 54

Section 11 |	Portfolio Managers

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS

The following table lists the number and types of accounts managed by each individual and the assets under management in those accounts as of March 31, 2024.

REGISTERED INVESTMENT COMPANY ACCOUNTS			POOLED INVESTMENT VEHICLE
			Accounts		Other Accounts
	Assets Managed (in millions)	No. of Accts	Assets Managed (in millions)	No. of Accts	Assets Managed (in millions)	No. of Accounts	Total Assets Managed (in millions)
Free Foutz	$16,866.07	10	$0	0	$0	0	$16,866.07
Mannik Dhillon (all accounts)	$ 53,191.94	58	$61.85	4	$4,524.27	20	$56,619.47
Lance Humphrey	$10,833.43	18	$0	0	$2,722.85	4	$13,556.28
Scott Kefer	$2,879.23	1	$0	0	$0	0	$2,879.23
Accounts (with performance fees)	$19,071.65	17	$61.85	4	$0	0	$19,133.50

FUND OWNERSHIP

As of December 31, 2023 the portfolio managers of the Funds do not own any securities of the Funds.

PORTFOLIO MANAGER COMPENSATION

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.

Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of the investment franchises employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts

PORTFOLIO MANAGERS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 55

relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

PORTFOLIO MANAGER CONFLICTS OF INTEREST

Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Portfolio and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Portfolio along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Portfolio, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Portfolio and another account, also may raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.

PORTFOLIO MANAGERS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 56

Section 12 |	Proxy Voting Policies and Procedures

Proxy Voting Procedures

The Proxy Voting Policy employed by the Adviser delegates the Sub-Adviser to vote all proxy votes in accordance to the research the Sub-Adviser has conducted or as recommended by ISS (Institutional Shareholder Services). Proposed issues that could result in a conflict with the fundamental BRI filtering of the holdings are referred to the proxy voting officer for review and further direction.

The Adviser hereby appoints Mr. Terry Covert as the person responsible for voting all proxies relating to securities held in the Funds’ accounts (the “Proxy Voting Officer”) when called upon by a Sub-Adviser to vote. The Proxy Voting Officer shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on the matter and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to cast a particular vote in a manner that is contrary to this policy, the Adviser shall submit a request for a waiver to the Board of Trustees of the Trust (the “Board”), stating the facts and reasons for the Proxy Voting Officer’s belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present this summary to the Board along with other reports required.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll-free 800-TIM PLAN (800-846-7526) or by accessing the SEC’s website at sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 57

Section 13 |	Portfolio Transactions and Brokerage

Subject to the general supervision of the Board and the Adviser, the Sub-Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Sub-Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.

Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. Neither the Adviser nor the Sub-Adviser know the actual value of the markup/markdown. However, the Adviser has determined that the Sub-Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids. Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

It is the policy of the Sub-Adviser to obtain the “best execution” of its clients’ securities transactions. The Sub-Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In purchasing and selling each Fund’s portfolio securities, it is the Sub-Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Sub-Adviser or the Funds. It is not the Sub-Adviser’s practice to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 , the Sub-Adviser may cause a Fund to pay broker-dealers that provide brokerage and research services a commission rate that exceeds the amount other broker/dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 58

The brokerage and research services are in addition to and do not replace the services and research that the Adviser performs, and do not reduce the Investment Advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

The Sub-Adviser, under the oversight of the Adviser, will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received and continually reviews the quality of execution it receives from and the commission rates charged by the brokers it uses to carry out trades for its clients. The Sub-Adviser will also consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Sub-Adviser by the broker.

Some brokers executing trades for the Sub-Adviser may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Sub-Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for the Funds from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Sub-Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Sub-Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Sub-Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of Investment Advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

●	Fairness to the Funds both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

●	Allocation of all orders in a timely and efficient manner.

In some cases, aggregating trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for Advisory accounts and proprietary accounts (including partnerships and other accounts in which the Sub-Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Sub-Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Sub-Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Sub-Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

PORTFOLIO TRANSACTIONS AND BROKERAGE

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 59

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Sub-Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Sub-Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Sub-Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

The total brokerage commissions paid by each Fund for the fiscal period ended December 31 are listed in the following table:

FUND	2021	2022	2023
US Small Cap Core ETF	$ 20,335	$22,626	$28,432
US Large/Mid Cap Core ETF	$ 13,431	$9,742	$13,717
US Large/Mid Cap Core Enhanced ETF	$ 1,070	$12,515	$28,716
High Dividend Stock ETF	$ 18,793	$17,041	$19,888
High Dividend Stock Enhanced ETF	$ 1,319	$22,719	$31,155
International ETF	$ 31,127	$24,004	$22,174
Market Neutral ETF (a)	N/A	N/A	$56,456

(a)	Market Neutral ETF inception date is January 24, 2023.

AFFILIATED BROKERAGE

The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Sub-Adviser or its affiliates. From time to time, when determined by the Sub-Adviser to be advantageous to the Funds, the Sub-Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be completed in accordance with procedures approved by the Board. The percentage of trades executed through an affiliated broker-dealer for a Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

No payments were made to any affiliated brokers since inception.

ALLOCATION OF BROKERAGE IN CONNECTION WITH RESEARCH SERVICES

As of December 31, 2023, Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, did not direct brokerage transactions of the Timothy Plan Funds to brokers due to research services provided.

SECURITIES OF REGULAR BROKERS OR DEALERS

The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year.

As of December 31, 2022, the Timothy Plan US Small Cap Core ETF, Timothy Plan US Large/Mid Cap Core ETF, Timothy Plan High Dividend Stock ETF, Timothy Plan International ETF, Timothy Plan US Large/Mid Cap Core Enhanced ETF and Timothy Plan High Dividend Stock Enhanced ETF., had not held any securities of their regular broker or dealers.

PORTFOLIO TRANSACTIONS AND BROKERAGE

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 60

PORTFOLIO TURNOVER

Each Fund may sell a portfolio investment soon after its acquisition if the Sub-Adviser believes that such a disposition is consistent with attaining the Fund’s investment objective. The Funds’ portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities were one year or less at the time of acquisition. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year to year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A high portfolio turnover rate (over 100%) will generally involve correspondingly greater transaction costs, which must be borne directly by the Fund and its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The table below shows the Timothy Plan portfolio turnover rates for the fiscal periods ended December 31:

FUND	2021	2022	2023
US Small Cap Core ETF	57%	59%	60%
US Large/Mid Cap Core ETF	27%	26%	30%
US Large/Mid Cap Core Enhanced ETF	13%(a)(b)	155%	302%
High Dividend Stock ETF	43%	42%	41%
High Dividend Stock Enhanced ETF	16%(a)(b)	191%	209%
International ETF	42%	39%	34%
Market Neutral ETF (c)	N/A	N/A	112%

(a)	Not annualized for periods less than one year.

(b)	From July 29, 2021, Commencement of operations.

(c)	Market Neutral ETF inception date is January 24, 2023.

PORTFOLIO TRANSACTIONS AND BROKERAGE

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 61

Section 14 |	Dividends, Capital Gains and Distributions

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Fund declares and pays capital gains annually. Ordinarily, dividends from net investment income, if any, are declared and paid monthly by each Fund.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 62

Section 15 |	Taxes

Information set forth in the prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax Advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its net investment income and the excess of net short-term capital gain over net long-term capital loss and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains), the amount thereof may be carried forward and would retain its character as either a short-term capital loss or a long-term capital loss that can be used to offset such capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. However, the amount of capital loss that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.

The following table summarizes the capital loss carryforwards not subject to expiration for the applicable Funds as of December 31, 2022.

FUND	SHORT TERM AMOUNT	LONG TERM AMOUNT	TOTAL
US Small Cap Core ETF	$(8,390,330)	$(4,519,986)	$(12,910,316)
US Large/Mid Cap Core ETF	$(11,047,312)	$(9,148,812)	$(20,196,124)
US Large/Mid Cap Core Enhanced ETF	$(8,786,928)	$(2,136,388)	$(10,923,316)
High Dividend Stock ETF	$(12,614,051)	$(7,374,182)	$(19,988,233)
High Dividend Stock Enhanced ETF	$(11,336,310)	$(204,803)	$(11,541,113)
International ETF	$(4,798,760)	$(6,038,612)	$(10,837,372)
Market Neutral ETF (a)	N/A	N/A	N/A

(a)	Market Neutral ETF inception date is January 24, 2023

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

TAXES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 63

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the FFCB, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

Certain Funds may invest in futures contracts, options on futures contracts and other similar investments that provide exposure to commodities such as gold or other precious metals, energy or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at the regular corporate rate without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (i.e., the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least the sum of (i) 98% of its ordinary taxable income for the calendar year and (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, any ordinary income or capital gain net income retained by a regulated investment company that is subject to corporate income tax will be treated as having been distributed during the taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less

TAXES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 64

than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

Income from options on individual securities written by a Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock

TAXES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 65

subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

TAXES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 66

FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income (before the dividends paid deduction) for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders at long-term capital gain rates (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Qualified dividends are, in general, dividends from taxable U.S. corporations and certain foreign corporations. Dividends from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States, (2) the foreign corporation is incorporated in a possession of the United States or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the United States that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 50% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to dividends paid by a foreign corporation, a REIT or a corporation exempt from tax generally do not qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 50% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) in proportion to the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 50% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock, then Fund dividends attributable to that REIT dividend income (as reduced by certain fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to non-corporate shareholders under the Code. However, a dividend from a Fund may not be treated as a qualified REIT dividend (1) if it has been paid with respect to any share of REIT stock that the Fund has held for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which such

TAXES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 67

share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions none of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax (with certain limitations).

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions by a Fund in excess of its current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends and capital gain distributions from a Fund and net gains from the disposition of shares of a Fund.

U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

TAXES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 68

SALE OR REDEMPTION OF SHARES

A shareholder will generally recognize gain or loss on the sale of shares of a Fund in an amount equal to the difference between the proceeds of the sale and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. In general, any gain or loss arising from (or treated as arising from) the sale of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For these purposes, the special holding period rules of Code Section 246(c) (discussed above in connection with qualified dividends, qualified REIT dividends and the dividends-received deduction) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

TAX SHELTER AND OTHER REPORTING REQUIREMENTS

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax Advisers to determine the applicability of this requirement in light of their individual circumstances.

FOREIGN TAXATION

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual or foreign corporation (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder would be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the

TAXES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 69

dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund or capital gain dividends unless the foreign shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

U.S. withholding tax generally does not apply to amounts properly designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, and, if the foreign shareholder is a corporation, the shareholder may be subject to an additional “branch profits tax” imposed at the rate of 30% (or lower applicable treaty rate).

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund’s assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Code and Treasury Regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund’s shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return. Similar consequences would generally apply to a foreign shareholder’s gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund’s shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund’s shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Foreign shareholders are urged to consult their own tax Advisers concerning the particular tax consequences to them of an investment in the Fund.

Under the “Foreign Account Tax Compliance Act” and existing guidance thereunder, commonly known as “FATCA,” a 30% withholding tax on dividends (other than capital gains dividends) paid by the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

COST BASIS REPORTING

A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after September 30, 2019, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses

TAXES

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 70

attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Funds will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-Covered shares (those shares purchased before September 30, 2019 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after September 30, 2019, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after September 30, 2019) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax Advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

EFFECT OF FUTURE LEGISLATION, FOREIGN, STATE AND LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax Advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 71

Section 16 |	Additional Information

DESCRIPTION OF SHARES

As a Delaware business trust, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. Under the Trust’s Amended and Restated Agreement and Declaration of Trust dated August 19, 2015 (“Declaration of Trust”), each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. Therefore, the Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders or unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act. At such time, the Trustees then in office will call a shareholders meeting. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

The Declaration of Trust authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with no par value. The Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution. The Board may classify and reclassify the shares of a Fund into classes of shares at a future date.

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than one-third of the outstanding shares. Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders of record for at least six months and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Declaration of Trust permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; and (c) amending the Declaration of Trust, provided that it is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by the 1940 Act or other applicable law.

ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 72

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an Investment Advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to a Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Declaration of Trust provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Declaration of Trust also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that to the fullest extent permitted by Delaware law, no Trustee or officer of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

DERIVATIVE ACTIONS BROUGHT BY SHAREHOLDERS

Pursuant to the Declaration of Trust, a shareholder may bring a derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board or on the boards of one or more investment companies managed by the Adviser or that share the same principal underwriter. For purposes of this requirement, the Board may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure. Each business day, each Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of each Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the current business day.

ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 73

For in-kind creations, a basket composition file, which includes the names and quantities of Deposit Securities to deliver in exchange for a Creation Unit of Shares, together with an estimated Cash Component for the current business day, will be publicly disseminated daily prior to the opening of the Exchange via the NSCC. The basket represents one Creation Unit of a Fund. The Trust and the Adviser will not disseminate non-public information concerning a Fund’s portfolio holdings. However, access to information concerning a Fund’s portfolio holdings may be permitted to personnel of third party service providers, including a Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of a Fund.

The Funds also disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (June 30th and December 31st, respectively) and are available on the Fund’s website, VictorySharesLiterature.com. The Funds also file their complete portfolio holdings as of the end of its first and third fiscal quarters (September 30th and March 31st, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, sec.gov.

Non-Public Disclosures. The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 74

TYPE OF SERVICE PROVIDER	NAME OF SERVICE PROVIDER	TIMING OF RELEASE OF PORTFOLIO HOLDINGS INFORMATION
Adviser	Timothy Partners, Ltd	Daily
Sub-Adviser	Victory Capital Management Inc.	Daily
Distributor	Foreside Fund Services, LLC	Daily
Custodian	Citibank, N.A.	Daily
Fund Accountant	Citi Fund Services Ohio, Inc.	Daily
Financial Data Service	FactSet Research Systems, Inc.	Daily
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Annual Reporting Period: within 15 business days of end of reporting period.
Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Sullivan & Worcester LLP	Up to 30 days before filing with the SEC
Ratings Agency	Lipper	Daily, but on the following day
Ratings Agency	Morningstar	Daily, but on the following day
Financial Data Service	Bloomberg L.P.	Daily, but on the following day

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

EXPENSES

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

LEGAL COUNSEL

Sullivan & Worcester, LLP, 1666 K Street, NW, Washington, DC 20006, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland OH 44115, serves as the independent registered public accounting firm for the Funds.

MISCELLANEOUS

As used in the Prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees.

ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 75

The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

EACH PROSPECTUS AND THIS SAI ARE NOT AN OFFERING OF THE SECURITIES DESCRIBED IN THESE DOCUMENTS IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESPERSON, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN A PROSPECTUS AND THIS SAI.

WHILE THIS SAI AND EACH PROSPECTUS DESCRIBE PERTINENT INFORMATION ABOUT THE TRUST AND THE FUNDS, NEITHER THIS SAI NOR ANY PROSPECTUS REPRESENTS A CONTRACT BETWEEN THE TRUST OR A FUND AND ANY SHAREHOLDER.

ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (ETFS) / 76

Intentionally Left Blank

Intentionally Left Blank

Intentionally Left Blank

PART C. OTHER INFORMATION

Item 28.	Exhibits

a.	Articles of Incorporation - Copy of Agreement and Declaration of Trust, of The Timothy Plan, a Delaware Business Trust (effective 2002 the Delaware Statutory Trust Act), filed on April 30, 1996, as an Exhibit to Registrant’s Post-Effective Amendment and incorporated herein by reference.

b.	By-Laws – Copy of Agreement and Declaration of Trust of The Timothy Plan a Delaware Business Trust (effective 2002 the Delaware Statutory Trust Act), filed on April 30, 1996, as an Exhibit to Registrant’s Post-Effective Amendment and incorporated herein by reference.

c.	Instruments Defining Rights of Security Holders – Copy of Agreement and Declaration of Trust of The Timothy Plan a Delaware Business Trust (effective 2002 the Delaware Statutory Trust Act), filed on April 30, 1996, as an Exhibit to Registrant’s Post-Effective Amendment and incorporated herein by reference.

d.	Investment Advisory Contracts

(1)	Registrant’s Copy of Consolidated and Restated Investment Advisory Agreement with Timothy Partners, Ltd. filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

(1.a)	Registrant’s Copy of Amendment Advisory Agreement with Timothy Partners, Ltd., for US Large/Mid Core Enhanced ETF and the Timothy Plan High Dividend Stock Enhanced ETF. Filed as an Exhibit to Registrant’s Post-Effective Amendment filed on January 24, 2023, and incorporated herein by reference.

(1.b)	Registrant’s Copy of Amendment Advisory Agreement with Timothy Partners, Ltd., for the Market Neutral ETF Fund. Filed as an Exhibit to Registrant’s Post-Effective Amendment filed on January 24, 2023, and incorporated herein by reference.

(2)	Registrants Copy of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd and Chartwell Investment Partners of behalf of the Timothy Plan Aggressive Growth Fund, (KNA Small/Mid Cap Growth Fund) filed as an Exhibit to Registrant’s Post Effective Annual Amendment effective May 1, 2024, and incorporated herein by reference.

(3.)	Registrants Copy of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Chartwell Investment Partners, on behalf of the Timothy Plan Large/Mid Cap Growth Fund, filed as Exhibit to Registrant’s Post Effective Annual Amendment on April 15, 2020, and incorporated herein by reference.

(4)	Registrants Copy of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Eagle Global Advisors , on behalf of the Timothy Plan International Fund, filed as an Exhibit to Registrant’s Post-Effective Amendment on May 2, 2007, and incorporated herein by reference.

(5)	Registrants Copy of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Eagle Global Advisors, on behalf of the Timothy Plan Israel Common Values Fund, filed as an Exhibit to Registrant’s Post-Effective Amendment on October 11, 2011, and incorporated herein by reference.

(6)	Registrants Copy of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Westwood Management Group, on behalf of the and Timothy Plan Small-Cap Value Fund, filed as an Exhibit to Registrant’s Post-Effective Amendment on April 27, 2006, and incorporated herein by reference.

(7)	Registrants Copy of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Westwood Management Group, on behalf of the Timothy Plan Large/Mid Cap Value Fund, filed as an Exhibit to Registrant’s Post-Effective Amendment on April 27, 2006, and incorporated herein by reference.

(8)	Copy of Interim Sub-Investment Advisory Agreement with Timothy Partners, Ltd. and Barrow, Hanley & Mewhinney & Strauss, on behalf of the Timothy Plan Fixed Income Fund , Timothy Plan High Yield Bond Fund, Timothy Growth and Income Fund and Timothy Plan Defensive Strategies Fund Fixed Income Allocation dated November 17, 2020, filed as an Exhibit to Registrant’s Post Effective Annual Amendment on January 28, 2021, and incorporated herein by reference.

(9)	Copy of Sub-Investment Advisory Agreement with Timothy Partners, Ltd. and Barrow, Hanley & Mewhinney & Strauss, on behalf of the Timothy Plan Fixed Income Fund , Timothy Plan High Yield Bond Fund, Timothy Growth and Income Fund and Timothy Plan Defensive Strategies Fund Fixed Income Allocation, filed as an Exhibit to Registrant’s Post Effective Annual Amendment on January 28, 2021, and incorporated herein by reference.

(10)	Copy of Interim Sub-Investment Advisory Agreement with Timothy Partners, Ltd. and Chilton Capital Management, LLC on behalf of the Timothy Plan Defensive Strategies Fund REIT Allocation, dated November 1, 2020, filed as an Exhibit to Registrant’s Post Effective Amendment on January 28, 2021, and incorporated herein by reference.

(11)	Copy of Sub-Investment Advisory Agreement with Timothy Partners, Ltd. and Chilton Capital Management, LLC on behalf of the Timothy Plan Defensive Strategies Fund REIT Allocation, filed as an Exhibit to Registrant’s Post Effective Amendment on January 28, 2021, and incorporated herein by reference.

(12)	Copy of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and CoreCommodity, LLC, on behalf of the Timothy Plan Defensive Strategies Fund, filed as Exhibit Registrant’s Post Effective Amendment on May 1, 2024, and incorporated herein by reference.

(13)	Copy of Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Victory Capital Management, Inc, on behalf of the Timothy Plan US Large Cap Core ETF, Timothy Plan US Small- Cap Core ETF, Timothy Plan International ETF, and Timothy Plan US High Dividend Stock ETF, filed as an Exhibit to Registrant’s Post-Effective Amendment filed on April 30, 2019, and incorporated herein by reference.

(13.a)	Copy of Amendment No. 1 to the Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Victory Capital Management, Inc, on behalf of the Timothy Plan US Large/Mid Cap Core Enhanced ETF and Timothy Plan US High Dividend Stock Enhanced ETF , filed as an Exhibit to Registrant’s Post-Effective Amendment filed on January 24, 2023, and incorporated herein by reference.

(13.b)	Copy of Amendment No. 2 to the Sub-Investment Advisory Agreement by and between Timothy Partners, Ltd. and Victory Capital Management, Inc, on behalf of the Timothy Plan Market Neutral Income ETF, filed as an Exhibit to Registrant’s Post-Effective Amendment filed on January 30, 2023, and incorporated herein by reference.

(14)	Copy of Registrants Contractual Advisory Fee Waiver by and between Timothy Partners, LTD and Timothy Plan Trust, as an Exhibit to Registrant’s Post-Effective Amendment effective May 1, 2024, and incorporated herein by reference.

e.	Underwriting Contracts

	(1)	Copy of Registrant’s Underwriting Agreement with Timothy Partners, Ltd., filed as an Exhibit to Registrant’s Post-Effective Amendment effective May 1, 2024, and incorporated herein by reference.

	(2)	Form of Registrant’s Underwriting Agreement with Foreside Distributors, on behalf of the Timothy Plan ETF Funds, filed as an Exhibit to Registrant’s Post-Effective Amendment filed on January 24, 2023, and incorporated herein by reference.

f.	Bonus or Profit-Sharing Contracts - Not Applicable

g.	Custodian Agreements

	(1)	Copy of Registrants Custodian Agreement with Star Bank N.A. (k/n/a U.S. Bank N.A.), filed as an Exhibit to Registrant’s Post-Effective Amendment on April 30, 2002, and incorporated herein by reference.

(2)	Copy of Registrants Custodian Agreement with Citibank, N.A. for the Timothy Plan ETF Funds, filed as an Exhibit to Registrant’s Post-Effective Amendment on April 30, 2019, and incorporated herein by reference.

(2.a)	Copy of Registrants Amendment No. 1 to Global Custodian Agreement and Agency Services Agreement with Citibank, N.A. for the Timothy Plan US Large/Mid Core Enhanced ETF and the Timothy Plan High Dividend Stock Enhanced ETF, filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

(2.b)	Copy of Registrants Amendment No. 2 to Custodian Agreement with Citibank, N.A. for the Timothy Plan Timothy Plan Market Neutral ETF, filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

(2.c)

Copy of Registrants Amendment No. 3 to Custodian Agreement with Citibank, N.A. for the Timothy Plan Timothy ETF Funds, filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

(3)	Copy of Registrants Brinks Precious Metals Storage Agreement for the Timothy Plan Funds, filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

h.	Other Material Contracts

	(1)	Form of Mutual Fund Master Services Agreement with Ultimus Fund Solutions, LLC, filed as an Exhibit to Registrant’s Post-Effective Amendment effective May 1, 2024, and incorporated herein by reference.

(1.a)

(1.b)

(1.c)

(2)	Copy of Transfer Agent, Administrative and Fund Accounting Agreement with Citi Fund Services Ohio and Citibank, N.A ., filed as an Exhibit to Registrant’s Post-Effective Amendment on April 29, 2019, and incorporated herein by reference.

(2.a)	Copy of Registrant’s Amendment No. 1 to Transfer Agent, Administrative and Fund Accounting Agreement with Citi Fund Services Ohio and Citibank, N.A ., for the Timothy Plan US Large/Mid Core Enhanced ETF and the Timothy Plan High Dividend Stock Enhanced ETF filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

(2.b)	Copy of Registrant’s Amendment No.2 to Transfer Agent, Administrative and Fund Accounting Agreement with Citi Fund Services Ohio and Citibank, N.A ., for the Timothy Plan ETF Funds filed as an Exhibit to Registrant’s Post-Effective Amendment on January 24, 2023, and incorporated herein by reference.

(3)	Copy of Trustee Powers of Attorney executed November 18, 2022, filed as an Exhibit to Registrant’s Post Effective Annual Amendment on January 24, 2023, and incorporated herein by reference.

(3.a)	Copy of Trustee Powers of Attorney executed November 28, 2022, and December 20, 2022, filed as an Exhibit to Registrant’s Post Effective Annual Amendment on January 24, 2023, and incorporated herein by reference.

(4)	Copy of Northern Lights Consulting Agreement executed January 28, 2022, filed as an Exhibit to Registrant’s Post Effective Annual Amendment effective February 1, 2024, and incorporated herein by reference.

(5)

Copy of Goldman Sachs Futures and Options Contract, executed November 8, 2018,  filed as an Exhibit to Registrant’s Post Effective Annual Amendment effective February 1,  2024 and incorporated herein by reference.

(5.a)

  Copy of Amendment 1 to Goldman Sachs Futures and Options Contract, executed,  October 30, 2019, filed as an Exhibit to Registrant’s Post Effective Annual Amendment  effective February 1, 2024, and incorporated herein by reference.

(6) (7)

Copy of Egan Jones Proxy Services Agreement, effective February 1, 2024,  filed as an Exhibit to Registrant’s Post Effective Annual Amendment effective February 1,  2024 and incorporated herein by reference.

Copy of Northern Lights Consulting Agreement, effective February 2, 2022, filed as an Exhibit to Registrant’s Poste Effective Annual Amendment effective May 1, 2024, and incorporated herein by reference.

i.	Opinion and Consent of Counsel – Opinion and Consent of Sullivan & Worchester, LLP., filed as an Exhibit to Registrant’s Post-Effective Amendment effective April 30, 2024, and incorporated herein by reference.

j.	Other Opinions. Consent of Cohen & Company, Ltd. dated April 30, 2024, and incorporated herein by reference.

k.	Omitted Financial Statements - None

l.	Initial Capital Agreements – Investment letters between the Registrant and its initial shareholders, filed as an Exhibit to Registrant’s Post-Effective Amendment on April 30, 1996, are hereby incorporated by reference.

m.	Rule 12b-1 Plans

	(1)	Registrant’s Plan of Distribution for Class A Shares, which was filed as an Exhibit to Registrant’s Post- Effective Amendment on March 18, 1999, and incorporated herein by reference.

	(2)	Registrant’s Plan of Distribution for Class C shares, which was filed as an Exhibit to Registrant’s Post-effective Amendment on March 18, 1999, and incorporated herein by reference.

(3)	Registrant’s Copy of Amendment to Plan of Distribution for Class A Shares, adding the Timothy Plan High Yield Fund and Timothy Plan International Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment on May 2, 2007, and incorporated herein by reference.

(4)	Registrant’s Copy of Amendment to Plan of Distribution for Class C Shares, adding the Timothy Plan High Yield Fund and Timothy Plan International Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment on May 2, 2007, and incorporated herein by reference.

(5)	Registrant’s Amendment to Plan of Distribution for Class A Shares, adding the Timothy Plan Defensive Strategies Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment on August 6. 2009, and is incorporated herein by reference.

(6)	Registrant’s Amendment to Plan of Distribution for Class C Shares, adding the Timothy Plan Defensive Strategies Fund, which was filed as an Exhibit to Registrant’s Post-Effective on August 6, 2009, is hereby incorporated by reference.

(7)	Registrant’s Copy of Amendment to Plan of Distribution for Class C shares, adding the Timothy Plan Israel Common Values Fund, filed as an Exhibit to Registrant’s Post-Effective Amendment on October 11, 2011, and incorporated herein by reference.

	(8)	Registrant’s Copy of Amendment to Plan of Distribution for Class A Shares, adding the Timothy Plan Israel Common Values Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment on October 11, 2011, and incorporated herein by reference.

	(9)	Registrant’s Copy of Amended Plan of Distribution for Class C shares, adding the Timothy Plan Growth and Income Fund, which was filed as an Exhibit to Registrant’s Post-Effective on October 1, 2013, is hereby incorporated by reference.

	(10)	Registrant’s Copy of Amended Plan of Distribution for Class A shares, adding the Timothy Plan Growth and Income Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment on October 1, 2013, is hereby incorporated by reference.

n.	Rule 18f-3 Plan

	(1)	Registrant’s Copy of Multiple Class Plan filed as an Exhibit to Registrant’s Post-Effective Amendment, on January 24, 2023, and incorporated herein by reference.

o.	Reserved

p.	Code of Ethics

	(1)	Copy of Code of Ethics for the Timothy Plan and Timothy Partners Ltd., filed as an Exhibit to Registrant’s 485a filing on December 1, 2023, and incorporated herein by reference.

	(2)	Copy of Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC, filed as an Exhibit to Registrant’s Post-Effective Amendment effective May 1, 2024, and incorporated herein by reference.

	(3)	Copy of Code of Ethics of Chartwell Investment Partners filed as an Exhibit to Registrant’s Post-Effective Amendment effective May 1, 2024, and incorporated herein by reference.

	(4)	Copy of Code of Ethics of Chilton Capital Management, LLC filed as an Exhibit to Registrant’s Post-Effective Amendment effective May 1, 2024, and incorporated herein by reference.

(5)	Copy of Code of Ethics of Eagle Global Advisors, LLC, filed as an Exhibit to Registrant’s Post-Effective Amendment dated April 15, 2020, and incorporated herein by reference.

(6)	Copy of Code of Ethics of CoreCommodity, LLC, dated October 2020, filed as an Exhibit to Registrant’s Post-Effective Amendment effective May 1, 2024, and incorporated herein by reference.

(7)	Copy of Code of Ethics of Westwood Management Corp., dated September 14, 2020, filed as an Exhibit to Registrant’s Post-Effective Amendment effective May 1, 2024, and incorporated herein by reference.

(8)	Copy of Code of Ethics of Victory Capital Management, Inc. dated January 1, 2021, filed as an Exhibit to Registrant’s Post-Effective Amendment dated April 30, 2021, is hereby incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant - None

Item 30.	Indemnification

Under the terms of the Delaware Business Trust Act (effective 2002 the Delaware Statutory Trust Act) and the Registrant’s Agreement and Declaration of Trust and By-Laws, no officer or Trustee of the Trust shall have any liability to the Trust or its shareholders for damages, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of Trust or the By-Laws.

The Delaware Business Trust Act, section 3817, permits a business trust to indemnify any trustee, beneficial owner, or other person from and against any claims and demands whatsoever. Section 3803 protects a trustee, when acting in such capacity, from liability to any person other than the business trust or beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, except as otherwise provided in the Agreement and Declaration of Trust.

The Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every officer and Trustee of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a officer or Trustee of the Trust; provided that nothing contained in the Agreement and Declaration of Trust shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The By-Laws provide indemnification for an officer or Trustee who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust), by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Trust, that his conduct was in the Trust’s best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order or settlement shall not of itself create a presumption that the person did not meet the requisite standard of conduct set forth above. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, shall create a rebuttable presumption that the person did not meet the requisite standard of conduct set forth above.

The By-Laws further provide indemnification for an officer or Trustee who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that the person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

The By-Laws provide no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of an officer’s or Trustee’s office with the Trust. Further no indemnification shall be made:

(a) In respect of any proceeding as to which an officer or Trustee shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(b) In respect of any proceeding as to which an officer or Trustee shall have been adjudged to be liable in the performance of that person’s duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

(c) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required approval as set forth below is obtained.

The By-Laws provide to the extent that an officer or Trustee has been successful, on the merits or otherwise, in the defense of any proceeding as set forth above before a court or other body before whom a proceeding was brought, the officer or Trustee shall be indemnified against expenses actually and reasonably incurred by the officer or Trustee in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the officer or Trustee was not liable by reason of the disabling conduct also as set forth above.

Except as provided for in the preceding paragraph, the By-Laws provide that any indemnification provided therein shall be made by the Trust only if authorized in the specific case on a determination that indemnification of the officer or Trustee is proper in the circumstances because the officer or Trustee has met the applicable standard of conduct as set forth above and is not prohibited from indemnification because of the disabling conduct also as set forth above, by:

(a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940);

(b) A written opinion by an independent legal counsel; or

(c) The shareholders; however, shares held by an officer or Trustee who is a party to the proceeding may not be voted on the subject matter.

The By-Laws permit expenses incurred in defending any proceeding as set forth above to be advanced by the Trust before the final disposition of the proceeding if (a) receipt of a written affirmation by the officer or Trustee of his good faith belief that he has met the standard of conduct necessary for indemnification as set forth therein and a written undertaking by or on behalf of the officer or Trustee, such undertaking being an unlimited general obligation to repay the amount of the advance if it is ultimately determined that he has not me those requirements, and (b) a determination would not preclude indemnification as set forth therein. Determinations and authorizations of payments must be made in the manner specified above for determining that the indemnification is permissible.

No indemnification or advance is permitted under the By-Laws, with limited exceptions as set forth therein, in any circumstances where it appears:

(a) That it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

The Trustees and officers of the Trust are entitled and empowered under the Agreement and Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Trust, whether or not a Fund would have the power to indemnify him against such liability under the Agreement and Declaration of Trust or By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, the officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

Item 31.	Business and Other Connections of the Investment Manager

(1.)	Covenant Funds, Inc., a Florida corporation and the managing general partner of the advisor, Timothy Partners, Ltd. Arthur D. Ally, is President and 75% shareholder of this corporation.

Item 32.	Principal Underwriter.

(1.a)	Timothy Partners, Ltd. is the principal underwriter for the Trust and currently acts only as an underwriter for the Trust.

(1.b)	The table below sets forth certain information as to the Underwriter’s directors, officers and control persons:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with the Trust
Arthur D. Ally 1055 Maitland Center Commons Maitland, FL 32751	President of Timothy Partners, Ltd.	Chairman, President and Treasurer

(1. c)	None

Item 33.	Location of Accounts and Records.

Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, is maintained by the Trust at 1055 Maitland Center Commons, Maitland, Florida 32751, except for those maintained by the Trust’s custodians, US Bank, N.A., 425 Vine Street, Cincinnati, Ohio, 45202, CitiBank, N.A. 388 Greenwich Street, New York, NY 10013 and the Registrant’s administrator, transfer, redemption/ dividend disbursing agent and accounting services agent, Gemini Fund Services, Inc., 4221 N. 203rd St, Suite 100, Elkhorn, NE 68022-3474.

Each adviser (or sub-adviser) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address of record for each separate series of the Trust that the adviser manages.

Item 34.	Management Services None

Item 35.	Undertakings.

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the 1940 Act, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Agreement and Declaration of Trust and By-Laws in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to directors, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

EXHIBIT INDEX

Exhibit Number	Description
28.d (2)	Copy of Chartwell Sub Advisory Agreement
28.d (12)	Copy of Commodity Sub Advisory Agreement
28.d (14)	Copy of Advisory Fee Waiver
28.e (1)	Copy of TPL Underwriting Agreement
28.h (1)	Form of Ultimus MSA Agreement
28.h (7)	Copy of Northern Lights Consulting Agreement
28. i	Copy of Consent of Sullivan & Worchester LLP
28. j	Copy of Consent of Cohen & Company, Ltd
28.p (2)	Copy of Barrow Hanley Code of Ethics
28.p (3)	Copy of Chartwell Code of Ethics
28.p (4)	Copy of Chilton Compliance and Code of Ethics
28.p (6)	Copy of CoreCommodity Code of Ethics
28.p (7)	Copy of Westwood Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act, and the Registrant has duly caused this Post-Effective Amendment to the Registrant’s Registration Statement to be signed on its behalf by the undersigned,  thereto duly authorized, in the city of Maitland and the State of Florida on April 30, 2024.

THE TIMOTHY PLAN

By:	/s/ Arthur D. Ally
ARTHUR D. ALLY
Chairman, President and Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Arthur D. Ally	Chairman, President, Treasurer &Trustee	April 30, 2024
ARTHUR D. ALLY

/s/ Mathew D. Staver*	Trustee	April 30, 2024
MATHEW D. STAVER

/s/ Deborah Honeycutt*	Trustee	April 30, 2024
DEBORAH HONEYCUTT

/s/ Dale Bissonette*	Trustee	April 30, 2024
DALE BISSONETTE

/s/ Scott Preissler*	Trustee	April 30, 2024
SCOTT PREISSLER

/s/ Alan M. Ross*	Trustee	April 30, 2024
ALAN M. ROSS

/s/ Richard W. Copeland*	Trustee	April 30, 2024
RICHARD W. COPELAND

/s/ Abraham M. Rivera*	Trustee	April 30, 2024
ABRAHAM M. RIVERA

/s/ William W. Johnson*	Trustee	April 30, 2024
WILLAM W. JOHNSON

/s/ John C. Mulder*	Trustee	April 30, 2024
JOHN C. MULDER

/s/ Patrice Tsague*	Trustee	April 30, 2024
PATRICE TSAGUE

/s/ Kenneth Blackwell*	Trustee	April 30, 2024
KENNETH BLACKWELL

*By: /s/ Arthur D. Ally, Attorney-in-Fact, pursuant to the powers of attorney incorporated herein by reference as filed with the SEC with Post Effective Amendment No.122.